UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 – 5125

Dreyfus Variable Investment Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	6/30/09

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents
THE PORTFOLIO
2	A Letter from the Chairman and CEO
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
25	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund, Appreciation Portfolio

The Portfolio

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow.After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major stock market indices to end the six-month reporting period close to where they began. While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the stock market’s 2009 rebound. Indeed, the market’s advance was led mainly by lower-quality stocks when investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Variable Investment Fund,Appreciation Portfolio’s Initial shares produced a total return of 1.91%,and its Service shares produced a total return of 1.78%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”),was 3.19% for the same period.2

After posting continued declines over the first two months of 2009, the U.S. stock market staged a sustained rally in the spring when investors looked forward to better economic conditions. The fund produced lower returns than its benchmark, as its focus on high-quality companies prevented it from participating fully in a rally that was driven by more speculative stocks.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.

Steep Market Declines Followed by a Strong Rally

The U.S. stock market fell sharply in the months before the start of the reporting period due in part to the escalation of a global financial cri-

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

sis.The market’s struggles were compounded by a deepening recession as the U.S. unemployment rate climbed, home prices plummeted and consumer confidence plunged.

These developments were addressed aggressively by U.S. government and monetary authorities.The Federal Reserve Board reduced interest rates and injected liquidity into the credit markets, and government officials rescued several troubled corporations.These measures appeared to help avoid the collapse of the international banking system.As credit markets stabilized and investor sentiment improved, stocks began to rally in March despite little actual improvement in economic data.The rebound was especially robust among cyclicals, financial companies and smaller, more speculative stocks, suggesting to us that bargain hunters were taking advantage of beaten-down stock prices rather than responding to positive business fundamentals.

Defensive Investment Posture Produced Mixed Results

Although the fund produced higher returns than its benchmark during the first two months of 2009, lagging performance among high-quality blue-chip companies in the springtime rally caused the fund to trail the benchmark for the reporting period overall. The fund’s relative performance was hindered by its generally underweighted exposure to the information technology sector which benefited from investors’ rotation into these more cyclical companies.An overweighted position in the energy sector also hurt the fund’s relative results as these companies were hurt by difficult comparisons with the year ago period and an uncertain outlook for the resumption of global demand. Finally the traditionally defensive health care sector underperformed market averages due to uncertainty regarding health care reforms under consideration by Congress.

On a more positive note, the fund achieved better-than-average results from its lack of exposure to the utilities sector, where earnings suffered as industrial demand for electricity moderated. The fund produced above-average results in the consumer discretionary sector, where our stock selection strategy helped it participate in the rebounds of luxury goods purveyor Christian Dior, mass merchandiser Target and publisher The McGraw-Hill Companies.The fund’s investments in the industrials sector also fared relatively well.Among individual stocks, beverage giant Coca-Cola, pharmacy chain Walgreen and oil rig supplier Transocean rebounded from previous low levels.

We made several changes to the fund during the reporting period.We eliminated the fund’s holdings of American Express due to persistent weakness in its travel services and credit card divisions. We also sold

4

industrial stock Emerson Electric because of its dependence on weak end markets, such as utilities.We established a new position in pharmaceutical developer Novo Nordisk, which we expect to benefit the fund as the incidence of diabetes continues to increase in the general population.

Focusing on Fundamentals

Businesses in this downturn have been aggressive in cutting costs and successful in realizing productivity gains. Consequently, as demand begins to firm,corporate profits are expected to rebound solidly,particularly against easier second-half comparisons. Furthermore, equity market valuations appear reasonable on what is assumed to be trough earnings in 2009. A rebound in depressed financial stocks, assisted by short-covering, led the spring rally.We believe new leadership with fundamental strengths will be required to drive the market higher from current levels. In our opinion, the well-capitalized companies in our funds, with their solid balance sheets and strong free cash flows, are prime candidates to lead the next up-leg.Their competitive advantages and ample financial resources equip these industry leaders to sustain earnings increases in an environment of more restrictive credit, higher capital costs and sluggish demand growth. In addition, these globally dominant multinationals are poised to benefit as faster growth resumes in developing markets.The uncertainty that has been a salient characteristic of this downturn is likely to overhang the recovery as well.We believe the high-quality companies that are the focus of our strategy are positioned to sustain superior profit growth however the recovery unfolds.

July 15, 2009

Fund shares are only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Appreciation Portfolio
made available through insurance products may be similar to other funds managed or advised by
Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusVariable Investment Fund, Appreciation Portfolio from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.11	$ 5.35
Ending value (after expenses)	$1,019.10	$1,017.80

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.11	$ 5.36
Ending value (after expenses)	$1,020.73	$1,019.49

† Expenses are equal to the portfolio’s annualized expense ratio of .82% for Initial shares and 1.07% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2009 (Unaudited)

Common Stocks—98.9%	Shares	Value ($)
Consumer Discretionary—10.0%
Christian Dior	65,500 [a]	4,885,646
McDonald’s	160,900	9,250,141
McGraw-Hill Cos.	171,100	5,151,821
News, Cl. A	477,136	4,346,709
News, Cl. B	7,700 [a]	81,389
Polo Ralph Lauren	24,200 [a]	1,295,668
Target	161,700	6,382,299
		31,393,673
Consumer Staples—36.0%
Altria Group	488,100	7,999,959
Coca-Cola	472,600	22,680,074
Estee Lauder, Cl. A	51,200 [a]	1,672,704
Nestle, ADR	404,400	15,213,528
PepsiCo	198,900	10,931,544
Philip Morris International	488,100	21,290,922
Procter & Gamble	287,500	14,691,250
SYSCO	78,700	1,769,176
Wal-Mart Stores	96,600	4,679,304
Walgreen	389,300	11,445,420
Whole Foods Market	55,100 [a]	1,045,798
		113,419,679
Energy—19.4%
Chevron	199,900	13,243,375
ConocoPhillips	169,100	7,112,346
Exxon Mobil	306,364	21,417,907
Halliburton	78,700	1,629,090
Occidental Petroleum	110,100	7,245,681
Royal Dutch Shell, ADR	69,500	3,488,205
Total, ADR	94,400	5,119,312
Transocean	23,075 [b]	1,714,242
		60,970,158
Financial—2.5%
Bank of America	180,816	2,386,771
HSBC Holdings, ADR	55,708	2,326,923
JPMorgan Chase & Co.	92,300	3,148,353
		7,862,047

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—11.3%
Abbott Laboratories	220,800	10,386,432
Johnson & Johnson	274,900	15,614,320
Medtronic	60,200	2,100,378
Merck & Co.	137,200 [a]	3,836,112
Novo Nordisk, ADR	6,300	343,098
Roche Holding, ADR	100,700	3,434,877
		35,715,217
Industrial—4.0%
Caterpillar	39,400 [a]	1,301,776
Fluor	52,900 [a]	2,713,241
General Dynamics	16,200	897,318
General Electric	393,800	4,615,336
United Technologies	57,600 [a]	2,992,896
		12,520,567
Information Technology—13.1%
Apple	54,000 [b]	7,691,220
Automatic Data Processing	85,400	3,026,576
Cisco Systems	200,100 [b]	3,729,864
Intel	829,900	13,734,845
Microsoft	276,500	6,572,405
QUALCOMM	70,800	3,200,160
Texas Instruments	148,300	3,158,790
		41,113,860
Materials—2.6%
Freeport-McMoRan Copper & Gold	13,500	676,485
Praxair	95,200	6,765,864
Rio Tinto, ADR	4,500 [a]	737,415
		8,179,764
Total Common Stocks
(cost $266,558,219)		311,174,965

Other Investment—.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,867,000)	1,867,000 [c]	1,867,000

8

Investment of Cash Collateral
for Securities Loaned—5.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $16,727,636)	16,727,636 [c]	16,727,636
Total Investments (cost $285,152,855)	104.8%	329,769,601
Liabilities, Less Cash and Receivables	(4.8%)	(15,110,768)
Net Assets	100.0%	314,658,833

ADR—American Depository Receipts
a All or a portion of these securities are on loan. At June 30, 2009, the total market value of the portfolio’s securities on loan is $15,964,181 and the total market value of the collateral held by the portfolio is $16,727,636.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	36.0	Money Market Investments	5.9
Energy	19.4	Industrial	4.0
Information Technology	13.1	Materials	2.6
Health Care	11.3	Financial	2.5
Consumer Discretionary	10.0		104.8

† Based on net assets.
See notes to financial statements.

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan
valued at $15,964,181)—Note 1(c):
Unaffiliated issuers	266,558,219	311,174,965
Affiliated issuers	18,594,636	18,594,636
Cash		131,256
Receivable for investment securities sold		35,495,345
Dividends and interest receivable		922,086
Receivable for shares of Beneficial Interest subscribed		107,584
Prepaid expenses		34,048
		366,459,920
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		176,151
Due to Fayez Sarofim & Co.		72,133
Payable for shares of Beneficial Interest redeemed		34,737,657
Liability for securities on loan—Note 1(c)		16,727,636
Accrued expenses		87,510
		51,801,087
Net Assets ($)		314,658,833
Composition of Net Assets ($):
Paid-in capital		268,355,879
Accumulated undistributed investment income—net		4,469,711
Accumulated net realized gain (loss) on investments		(2,783,503)
Accumulated net unrealized appreciation
(depreciation) on investments		44,616,746
Net Assets ($)		314,658,833

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	255,115,921	59,542,912
Shares Outstanding	9,772,246	2,291,533
Net Asset Value Per Share ($)	26.11	25.98

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $165,373 foreign taxes withheld at source):
Unaffiliated issuers	5,797,701
Affiliated issuers	2,607
Interest	70,039
Income from securities lending	55,743
Total Income	5,926,090
Expenses:
Investment advisory fee—Note 3(a)	841,030
Sub-investment advisory fee—Note 3(a)	394,861
Distribution fees—Note 3(b)	105,616
Professional fees	29,295
Prospectus and shareholders’ reports	21,483
Trustees’ fees and expenses—Note 3(c)	20,456
Custodian fees—Note 3(b)	14,482
Shareholder servicing costs—Note 3(b)	5,942
Loan commitment fees—Note 2	4,426
Interest expense—Note 2	205
Miscellaneous	13,151
Total Expenses	1,450,947
Less—reduction in fees due to
earnings credits—Note 1(c)	(106)
Net Expenses	1,450,841
Investment Income—Net	4,475,249
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,588,750)
Net unrealized appreciation (depreciation) on investments	1,090,659
Net Realized and Unrealized Gain (Loss) on Investments	(498,091)
Net Increase in Net Assets Resulting from Operations	3,977,158

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	4,475,249	9,100,563
Net realized gain (loss) on investments	(1,588,750)	26,188,537
Net unrealized appreciation
(depreciation) on investments	1,090,659	(201,060,241)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,977,158	(165,771,141)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(7,001,494)	(9,323,702)
Service Shares	(2,105,903)	(1,793,974)
Net realized gain on investments:
Initial Shares	(20,429,999)	(34,731,092)
Service Shares	(6,936,376)	(7,782,917)
Total Dividends	(36,473,772)	(53,631,685)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,898,072	28,676,825
Service Shares	11,750,229	26,240,401
Dividends reinvested:
Initial Shares	27,431,493	44,054,794
Service Shares	9,042,279	9,576,891
Cost of shares redeemed:
Initial Shares	(31,647,570)	(194,271,606)
Service Shares	(42,707,538)	(21,914,014)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(16,233,035)	(107,636,709)
Total Increase (Decrease) in Net Assets	(48,729,649)	(327,039,535)
Net Assets ($):
Beginning of Period	363,388,482	690,428,017
End of Period	314,658,833	363,388,482
Undistributed investment income—net	4,469,711	9,101,859

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	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Capital Share Transactions:
Initial Shares
Shares sold	338,682	851,136
Shares issued for dividends reinvested	1,142,027	1,140,366
Shares redeemed	(1,224,393)	(5,170,023)
Net Increase (Decrease) in Shares Outstanding	256,316	(3,178,521)
Service Shares
Shares sold	470,614	748,259
Shares issued for dividends reinvested	377,863	249,009
Shares redeemed	(1,644,750)	(623,234)
Net Increase (Decrease) in Shares Outstanding	(796,273)	374,034

See notes to financial statements.

The Portfolio 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The portfolio’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the portfolio’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Initial Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	28.88	44.86	42.55	37.11	35.56	34.42
Investment Operations:
Investment income—net[a]	.35	.67	.66	.61	.54	.56
Net realized and unrealized
gain (loss) on investments	(.06)	(13.01)	2.32	5.42	1.02	1.18
Total from Investment Operations	.29	(12.34)	2.98	6.03	1.56	1.74
Distributions:
Dividends from
investment income—net	(.78)	(.77)	(.67)	(.59)	(.01)	(.60)
Dividends from net realized
gain on investments	(2.28)	(2.87)	—	—	—	—
Total Distributions	(3.06)	(3.64)	(.67)	(.59)	(.01)	(.60)
Net asset value, end of period	26.11	28.88	44.86	42.55	37.11	35.56
Total Return (%)	1.91[b]	(29.55)	7.14	16.48	4.38	5.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82[c]	.81	.80	.82	.80	.79
Ratio of net expenses
to average net assets	.82[c,d]	.81[d]	.80	.82[d]	.80	.79
Ratio of net investment income
to average net assets	2.77[c]	1.82	1.52	1.58	1.48	1.60
Portfolio Turnover Rate	1.12[b]	3.41	5.17	3.86	2.67	1.64
Net Assets, end of period
($ x 1,000)	255,116	274,782	569,422	681,035	683,667	766,169

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

14

Six Months Ended
June 30, 2009			Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	28.70	44.59	42.32	36.92	35.46	34.31
Investment Operations:
Investment income—net[a]	.34	.58	.56	.51	.45	.46
Net realized and unrealized
gain (loss) on investments	(.09)	(12.94)	2.30	5.41	1.01	1.19
Total from Investment Operations	.25	(12.36)	2.86	5.92	1.46	1.65
Distributions:
Dividends from
investment income—net	(.69)	(.66)	(.59)	(.52)	—	(.50)
Dividends from net realized
gain on investments	(2.28)	(2.87)	—	—	—	—
Total Distributions	(2.97)	(3.53)	(.59)	(.52)	—	(.50)
Net asset value, end of period	25.98	28.70	44.59	42.32	36.92	35.46
Total Return (%)	1.78[b]	(29.72)	6.85	16.21	4.12	4.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07[c]	1.06	1.05	1.07	1.05	1.04
Ratio of net expenses
to average net assets	1.07[c,d]	1.06[d]	1.05	1.07[d]	1.05	1.04
Ratio of net investment income
to average net assets	2.55[c]	1.61	1.27	1.33	1.24	1.34
Portfolio Turnover Rate	1.12[b]	3.41	5.17	3.86	2.67	1.64
Net Assets, end of period
($ x 1,000)	59,543	88,606	121,006	114,746	101,172	80,529

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Appreciation Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the portfolio’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

16

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown.The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic	280,511,607	—	—	280,511,607
Equity Securities—
Foreign	12,014,953	18,648,405	—	30,663,358
Mutual Funds	18,594,636	—	—	18,594,636
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

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(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009,The Bank of New York Mellon earned $23,890 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the portfolio did not have any liabilities for any uncertain tax positions.The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

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Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income $11,221,296 and long-term capital gains $42,410,389.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2009, was approximately $26,000, with a related weighted average annualized interest rate of 1.57%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio’s average daily net assets and is computed at the following annual rates: .55% of the first $150 million; .50% of the next $150 million; and .375% over $300 million. Effective August 3, 2009, the annual rate of the investment advisory fee will be .5325% of the value of the portfolio’s average daily net assets. The fee is payable monthly. Pursuant to a Sub-Investment

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Advisory Agreement with Sarofim & Co., the sub-investment advisory fee is based upon the value of the portfolio’s average daily net assets and is computed at the following annual rates: .20% of the first $150 million; .25% of the next $150 million; and .375% over $300 million. Effective August 3, 2009, the annual rate of the sub-investment advisory fee will be .2175% of the value of the portfolio’s average daily net assets.The fee is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2009, Service shares were charged $105,616 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $652 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended June 30, 2009, the portfolio was charged $106 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreements.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the portfolio.

22

During the period ended June 30, 2009, the portfolio was charged $14,482 pursuant to the custody agreement.

During the period ended June 30, 2009, the portfolio was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $146,105, Rule 12b-1 distribution plan fees $19,494, custodian fees $8,687, chief compliance officer fees $1,670 and transfer agency per account fees $195.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2009, amounted to $3,628,792 and $51,616,075, respectively.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended June 30, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At June 30, 2009, accumulated net unrealized appreciation on investments was $44,616,746, consisting of $79,825,639 gross unrealized appreciation and $35,208,893 gross unrealized depreciation.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

24

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus and the Sub-Investment Advisory Agreement between the fund and Fayez Sarofim & Co. (“Sarofim”) (together, the “Agreements”) for a one-year term ending March 30, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and Sarofim pursuant to their Agreements. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Sarofim’s research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over

The Portfolio 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Sarofim. The Board also considered Sarofim’s brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ and Sarofim’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of large-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the first quartile of the Performance Group and Performance Universe for all periods ended December 31, 2008 (except for the ten-year period, when it was in the second quartile of the Performance Group). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual and actual management fees were in the third quartile of the Expense Group and the actual management fee was in the fourth quartile of the Expense Universe. The fund’s total expense ratio was higher than the Expense Group median but lower than the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus, Sarofim or their affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objec-

26

tives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ or Sarofim’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and Sarofim and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management and sub-advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board also considered the fee to Sarofim in relation to the fee paid to Dreyfus and the respective services provided by Sarofim and Dreyfus. The Board also noted that Sarofim’s fee is paid by the fund and not by Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these

The Portfolio 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus or Sarofim from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and Sarofim are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fees paid to Dreyfus and Sarofim were reasonable in light of the considerations described above.

28

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Agreements was in the best interests of the fund and its shareholders.

The Portfolio 29

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents
THE PORTFOLIO
2	A Letter from the Chairman and CEO
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses With Those of Other Funds
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
23	Notes to Financial Statements
31	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund, Developing Leaders Portfolio

The Portfolio

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Developing Leaders Portfolio, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow. After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major stock market indices to end the six-month reporting period close to where they began.While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the stock market’s 2009 rebound. Indeed, the market’s advance was led mainly by lower-quality stocks when investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Variable Investment Fund, Developing Leaders Portfolio’s Initial shares produced a total return of 1.57%, and its Service shares produced a total return of 1.47%.1 In comparison, the Russell 2000 Index (the “Index”), the fund’s benchmark, produced a total return of 2.64% for the same period.2

Despite recession-related losses early in the reporting period, U.S. stocks later rallied as a degree of confidence returned to the financial markets. Small-cap stocks generally performed in line with their large-cap coun-terparts.While the fund participated in the market’s gains, it held slightly underweighted exposure to the lower priced,more volatile shares that led the market’s advance.A few disappointing individual stock selections also undermined the fund’s returns, causing it to underperform the Index.

The Fund’s Investment Approach

We select small-cap stocks through a “bottom-up” approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model, which measures approximately 40 stock characteristics to identify and rank stocks. Over time, we attempt to construct a portfolio that has exposure to industries and market capitalizations generally similar to the fund’s benchmark.Within each sector, we seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

A Positive Shift in Investor Sentiment

The first two months of 2009 saw a continuation of the negative market sentiment that characterized the second half of 2008. Stock prices fell broadly under pressure from a deep and prolonged recession amid rising unemployment, slumping housing prices and depressed consumer sentiment.The economic downturn was exacerbated by a crisis in global

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

credit markets, which had led in 2008 to the failures of major financial institutions and reduced credit availability for businesses of all sizes.

As investors grew increasingly risk averse, stock prices hit multi-year lows in early March 2009. By then, however, credit conditions began to show signs of improvement, and many analysts forecast a return to economic growth, noting that economic fundamentals appeared likely to stabilize in the wake of massive governmental remedial measures and unprecedented reductions in short-term interest rates. Investors began to regain their appetites for risk, and the market rallied strongly, initially led by the lower priced stocks of previously beaten-down companies.

Process and Positioning Delivered Mixed Results

Not surprisingly given the bifurcated nature of the market’s behavior during most of the reporting period, the quantitative factors that drive the fund’s stock selection process produced mixed results. During the market declines of January and February 2009, valuation-related characteristics had a generally neutral effect on performance, while momentum-related characteristics enhanced the fund’s performance. During these two months, returns also benefited from our decision to keep a somewhat tighter rein than usual on the fund’s exposure to highly leveraged companies in light of the uncertainties affecting credit markets. From March through June 2009, these patterns largely reversed, with value-related characteristics adding slightly to performance, and momentum-related characteristics and the fund’s mild tilt away from highly leveraged companies detracting from returns.

Among individual stock selections, several holdings strongly outperformed their market sectors and industry groups. Notable examples included Starant Networks, a provider of mobile communications hardware and software; TeleTech Holdings, a developer of customer management and enterprise management services; Sirona Dental Systems, a manufacturer of dental equipment (which was sold in the latter half of the period); Chart Industries, a maker of industrial equipment; and SVB Financial Group, a commercial banking company. On a more negative note, the fund sustained a significant loss when biotech-nology developerVioPharma dropped sharply after reporting the failure of one of its leading, late-stage investigational drugs. Several other holdings experienced relatively steep declines due to weak earnings or

4

negative investor sentiment.These included shipping services provider Pacer International (which was sold in the period), biotechnology firm Martek Biosciences, regional banking firm National Penn Bancshares and telecommunications services provider NTELOS Holdings.

Remaining Cautiously Optimistic

As of mid-year 2009, high levels of uncertainty and volatility have continued to roil the small-cap stock market.Therefore, we have kept close watch on the fund’s exposures to various sectors and industry groups. By avoiding unintentionally high or low exposure to any area, we seek to control certain risks and place greater emphasis on our security selection process.

Because volatile markets historically have favored higher-quality companies over the longer term, we currently are placing a slight emphasis on stocks of higher-quality companies with relatively little leverage. However, these tilts are mild and likely to affect the fund’s performance only at the margins. More generally, we remain sharply focused on our disciplined, quantitative stock selection process, which is designed to identify individual issues with relatively attractive value, momentum and quality characteristics in each sector and industry.

July 15, 2009

The fund is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Developing Leaders
Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
May 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Portfolio 5

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Developing Leaders Portfolio from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2009

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.65	$ 4.90
Ending value (after expenses)	$1,015.70	$1,014.70

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2009

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.66	$ 4.91
Ending value (after expenses)	$1,021.17	$1,019,93

† Expenses are equal to the portfolio’s annualized expense ratio of .73% for Initial shares and .98% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2009 (Unaudited)

Common Stocks—98.7%	Shares	Value ($)
Commercial & Professional Services—8.7%
ABM Industries	10,100	182,507
Anixter International	12,200 [a,b]	458,598
Applied Industrial Technologies	12,100	238,370
ATC Technology	72,000 [b]	1,044,000
Beacon Roofing Supply	34,200 [a,b]	494,532
Concur Technologies	17,100 [a,b]	531,468
Cross Country Healthcare	84,900 [b]	583,263
Gartner	35,800 [a,b]	546,308
M & F Worldwide	51,200 [b]	1,024,000
MPS Group	119,200 [b]	910,688
Nash Finch	17,600	476,256
On Assignment	45,300 [b]	177,123
ScanSource	42,200 [b]	1,034,744
School Specialty	31,600 [a,b]	638,636
Stamps.com	27,400 [b]	232,352
Sykes Enterprises	23,300 [b]	421,497
TeleTech Holdings	91,500 [b]	1,386,225
Viad	25,500	439,110
VistaPrint	13,700 [a,b]	584,305
World Fuel Services	28,100 [a]	1,158,563
Wright Express	13,300 [b]	338,751
		12,901,296
Communications—2.7%
Cogent Communications Group	55,800 [a,b]	454,770
NTELOS Holdings	55,700	1,025,994
Starent Networks	52,000 [a,b]	1,269,320
Syniverse Holdings	16,500 [b]	264,495
USA Mobility	80,900	1,032,284
		4,046,863
Consumer Durables—3.8%
Fossil	37,300 [b]	898,184
Fuel Systems Solutions	33,200 [a,b]	670,308
M/I Homes	66,600 [b]	652,014
Marvel Entertainment	4,700 [b]	167,273
Matthews International, Cl. A	11,400	354,768

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Durables (continued)
Meritage Homes	33,700 [b]	635,582
Mine Safety Appliances	6,900	166,290
Polaris Industries	26,700 [a]	857,604
WMS Industries	38,500 [a,b]	1,213,135
		5,615,158
Consumer Non-Durables—4.6%
American Greetings, Cl. A	89,500	1,045,360
Cal-Maine Foods	29,000 [a]	723,840
Central Garden & Pet, Cl. A	53,300 [b]	525,005
Deckers Outdoor	3,500 [b]	245,945
J & J Snack Foods	11,800	423,620
Oxford Industries	66,600	775,890
Perry Ellis International	37,100 [b]	270,088
Steven Madden	16,700 [b]	425,015
True Religion Apparel	26,200 [b]	584,260
Under Armour, Cl. A	8,700 [a,b]	194,706
Universal	34,200 [a]	1,132,362
Warnaco Group	12,000 [b]	388,800
		6,734,891
Consumer Services—4.4%
Bally Technologies	12,700 [a,b]	379,984
California Pizza Kitchen	20,400 [b]	271,116
CEC Entertainment	16,700 [b]	492,316
Cheesecake Factory	11,700 [b]	202,410
Corinthian Colleges	17,700 [a,b]	299,661
Gaylord Entertainment	20,900 [a,b]	265,639
Isle of Capri Casinos	25,500 [b]	339,660
Marcus	13,100	137,812
National CineMedia	16,300	224,288
NutriSystem	68,700 [a]	996,150
P.F. Chang’s China Bistro	40,200 [a,b]	1,288,812
Peet’s Coffee & Tea	6,000 [b]	151,200
Pinnacle Entertainment	21,200 [a,b]	196,948
Pre-Paid Legal Services	20,600 [a,b]	897,954
Ruby Tuesday	19,100 [b]	127,206

8

Common Stocks (continued)	Shares	Value ($)
Consumer Services (continued)
Speedway Motorsports	9,200 [a]	126,592
Vail Resorts	5,600 [a,b]	150,192
		6,547,940
Electronic Technology—11.9%
Acme Packet	38,600 [b]	390,632
American Science & Engineering	13,800	953,856
Anaren	33,900 [b]	599,352
Arris Group	73,600 [b]	894,976
Avocent	49,100 [b]	685,436
CTS	61,500	402,825
Daktronics	42,000 [a]	323,400
Dionex	10,400 [b]	634,712
DynCorp International, Cl. A	10,100 [b]	169,579
Imation	18,800	143,068
Intermec	13,900 [b]	179,310
Intevac	96,100 [b]	837,031
Methode Electronics	41,200	289,224
Microsemi	42,300 [b]	583,740
Multi-Fineline Electronix	18,700 [b]	400,180
OmniVision Technologies	75,800 [b]	787,562
Oplink Communications	61,400 [b]	699,960
Orbital Sciences	63,100 [b]	957,227
Pericom Semiconductor	84,900 [b]	714,858
Polycom	38,000 [b]	770,260
Skyworks Solutions	93,600 [a,b]	915,408
Standard Microsystems	48,200 [b]	985,690
Tessera Technologies	44,000 [b]	1,112,760
Triumph Group	25,700	1,028,000
TTM Technologies	65,200 [a,b]	518,992
Ultratech	14,300 [b]	176,033
VeriFone Holdings	40,400 [b]	303,404
Volterra Semiconductor	72,600 [b]	953,964
Zoran	19,100 [b]	208,190
		17,619,629

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy Minerals—2.3%
Arena Resources	5,500 [b]	175,175
Berry Petroleum, Cl. A	14,000 [a]	260,260
Clayton Williams Energy	9,200 [b]	173,604
Comstock Resources	12,500 [b]	413,125
Contango Oil & Gas	16,100 [b]	684,089
EXCO Resources	54,700 [b]	706,724
McMoRan Exploration	59,700 [a,b]	355,812
Stone Energy	84,801 [b]	629,223
		3,398,012
Finance—15.0%
Amerisafe	37,300 [b]	580,388
AmTrust Financial Services	67,000	763,800
Aspen Insurance Holdings	61,200	1,367,208
Bank Mutual	30,500	265,960
BankFinancial	15,900	140,874
Calamos Asset Management, Cl. A	72,400	1,021,564
Cash America International	8,200	191,798
Community Bank System	22,100 [a]	321,776
Compass Diversified Holdings	50,600	409,354
CorVel	16,500 [b]	375,705
Delphi Financial Group, Cl. A	55,200	1,072,536
EZCORP, Cl. A	55,900 [b]	602,602
First BanCorp/Puerto Rico	64,500	254,775
First Financial Bancorp	66,300	498,576
First Merchants	20,400	163,812
FirstMerit	65,278	1,108,420
Hercules Technology Growth Capital	54,641	456,799
Interactive Brokers Group, Cl. A	24,100 [b]	374,273
IPC Holdings	4,400	120,296
Kayne Anderson	24,100	319,566
Knight Capital Group, Cl. A	78,800 [b]	1,343,540
National Penn Bancshares	125,128 [a]	576,840
Nelnet, Cl. A	23,900 [b]	324,801
Northwest Bancorp	10,500	198,030
Old National Bancorp	58,400 [a]	573,488

10

Common Stocks (continued)	Shares	Value ($)
Finance (continued)
Old Second Bancorp	50,900 [a]	300,310
optionsXpress Holdings	47,100	731,463
Pacific Capital Bancorp	56,900	121,766
PacWest Bancorp	74,800	984,368
Platinum Underwriters Holdings	21,300	608,967
PMA Capital, Cl. A	56,200 [b]	255,710
Prospect Capital	23,100 [a]	212,520
RSC Holdings	96,700 [a,b]	649,824
Signature Bank	8,900 [b]	241,368
Southside Bancshares	22,575	516,290
Susquehanna Bancshares	95,400 [a]	466,506
SVB Financial Group	36,800 [a,b]	1,001,696
SWS Group	15,600	217,932
TradeStation Group	14,700 [b]	124,362
UMB Financial	4,500	171,045
United Bankshares	20,400 [a]	398,616
United Community Banks	60,461 [a,b]	362,164
Universal American Financial	70,000 [b]	610,400
WesBanco	17,300 [a]	251,542
World Acceptance	18,000 [a,b]	358,380
WSFS Financial	10,600	289,486
		22,301,496
Health Care Technology—11.2%
Align Technology	69,900 [b]	740,940
Alnylam Pharmaceuticals	16,000 [a,b]	356,320
Amedisys	3,900 [a,b]	128,778
American Medical Systems Holdings	18,300 [b]	289,140
American Oriental Bioengineering	85,700 [a,b]	453,353
AngioDynamics	38,200 [b]	506,914
CONMED	40,200 [b]	623,904
Cubist Pharmaceuticals	10,000 [b]	183,300
Cyberonics	29,100 [b]	483,933
Cynosure, Cl. A	84,672 [b]	647,741
Immucor	26,000 [b]	357,760
Invacare	24,700 [a]	435,955

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care Technology (continued)
Isis Pharmaceuticals	64,600 [a,b]	1,065,900
Kensey Nash	31,200 [b]	817,752
Martek Biosciences	56,300 [a,b]	1,190,745
Maxygen	64,900 [b]	436,128
Medivation	40,900 [a,b]	916,569
Merit Medical Systems	17,400 [b]	283,620
Metabolix	51,600 [a,b]	424,152
Momenta Pharmaceuticals	85,600 [a,b]	1,029,768
Myriad Genetics	33,300 [b]	1,187,145
Myriad Pharmaceuticals	8,325 [b]	38,711
Noven Pharmaceuticals	20,700 [b]	296,010
OSI Pharmaceuticals	15,900 [a,b]	448,857
PDL BioPharma	53,600	423,440
Somanetics	15,800 [b]	260,858
STERIS	18,100	472,048
Theravance	11,700 [b]	171,288
Valeant Pharmaceuticals
International	33,500 [a,b]	861,620
ViroPharma	138,600 [a,b]	821,898
Zoll Medical	8,900 [b]	172,126
		16,526,673
Industrial Services—3.2%
CARBO Ceramics	28,800 [a]	984,960
Dycom Industries	49,700 [b]	550,179
EMCOR Group	46,700 [a,b]	939,604
Gulf Island Fabrication	31,651	501,036
GulfMark Offshore	5,000 [b]	138,000
Insituform Technologies, Cl. A	14,600 [b]	247,762
Lufkin Industries	6,800	285,940
Michael Baker	3,800 [b]	160,968
Orion Marine Group	31,900 [b]	606,100
TBS International, Cl. A	8,300 [b]	64,823
Tutor Perini	17,900 [b]	310,744
		4,790,116

12

Common Stocks (continued)	Shares	Value ($)
Non-Energy Minerals—1.4%
Royal Gold	8,400 [a]	350,280
Universal Forest Products	31,200 [a]	1,032,408
Worthington Industries	58,002 [a]	741,846
		2,124,534
Process Industries—4.2%
AEP Industries	5,600 [b]	147,784
Clearwater Paper	22,300 [b]	563,967
Darling International	57,100 [b]	376,860
Glatfelter	85,300	759,170
GrafTech International	68,400 [b]	773,604
Innophos Holdings	32,900	555,681
Minerals Technologies	32,400	1,167,048
Olin	39,500	469,655
Rock-Tenn, Cl. A	6,800	259,488
Schulman (A.)	38,300	578,713
Schweitzer-Mauduit International	6,600	179,586
Terra Industries	13,400	324,548
		6,156,104
Producer Manufacturing—6.4%
A.O. Smith	24,300	791,451
Aaon	28,500 [a]	567,720
Baldor Electric	16,800 [a]	399,672
Brady, Cl. A	21,500	540,080
Cascade	35,100	552,123
Chart Industries	56,700 [b]	1,030,806
CIRCOR International	9,900	233,739
Comverge	31,400 [a,b]	379,940
DXP Enterprises	20,400 [b]	233,988
Energy Conversion Devices	19,000 [a,b]	268,850
Federal Signal	18,400	140,760
Gibraltar Industries	21,100	144,957
Insteel Industries	64,200 [a]	529,008
Kadant	15,800 [b]	178,382

The Portfolio 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Producer Manufacturing (continued)
Knoll	68,500	519,230
L.B. Foster, Cl. A	32,200 [b]	968,254
Mueller Industries	5,600	116,480
Spartan Motors	23,500	266,255
Tecumseh Products, Cl. A	43,100 [b]	418,501
Tredegar	70,300	936,396
Wabtec	7,900	254,143
		9,470,735
Retail Trade—3.9%
Aeropostale	45,900 [a,b]	1,572,993
Children’s Place Retail Stores	20,000 [a,b]	528,600
Fred’s, Cl. A	17,800 [a]	224,280
Genesco	12,100 [b]	227,117
Hot Topic	25,400 [a,b]	185,674
Jo-Ann Stores	22,100 [b]	456,807
JoS. A. Bank Clothiers	25,100 [b]	864,946
Pantry	50,100 [b]	831,660
Regis	16,300	283,783
Shoe Carnival	17,400 [b]	207,582
Systemax	21,600 [a,b]	257,256
Weis Markets	5,400	181,008
		5,821,706
Technology Services—10.3%
Albany Molecular Research	98,600 [b]	827,254
AMERIGROUP	25,500 [b]	684,675
Black Box	18,200	609,154
CACI International, Cl. A	29,100 [b]	1,242,861
Centene	40,100 [b]	801,198
Earthlink	26,000 [a,b]	192,660
Fair Isaac	29,700	459,162
HEALTHSOUTH	22,100 [b]	319,124
HealthSpring	21,700 [b]	235,662
JDA Software Group	82,000 [b]	1,226,720
Kindred Healthcare	31,400 [b]	388,418

14

Common Stocks (continued)	Shares	Value ($)
Technology Services (continued)
Manhattan Associates	65,000 [b]	1,184,300
Net 1 UEPS Technologies	36,900 [b]	501,471
NetScout Systems	44,100 [b]	413,658
PharMerica	64,600 [a,b]	1,268,098
Quest Software	22,900 [b]	319,226
Shutterfly	64,700 [b]	902,565
Sohu.com	900 [a,b]	56,547
SPSS	32,100 [b]	1,071,177
SuccessFactors	59,800 [a,b]	548,964
Sybase	7,500 [a,b]	235,050
Triple-S Management, Cl. B	13,400 [a,b]	208,906
VASCO Data Security International	19,800 [b]	144,738
Vignette	72,800 [b]	957,320
Vital Images	10,500 [b]	119,175
Wind River Systems	22,500 [b]	257,850
		15,175,933
Transportation—1.9%
Allegiant Travel	15,900 [a,b]	630,276
American Commercial Lines	8,900 [a,b]	137,772
Celadon Group	21,300 [b]	178,707
Knightsbridge Tankers	60,200	821,128
Nordic American Tanker Shipping	10,700 [a]	340,474
Saia	15,000 [b]	270,150
Ship Finance International	40,500 [a]	446,715
		2,825,222
Utilities—2.8%
Avista	14,700	261,807
El Paso Electric	80,600	1,125,176
NorthWestern	44,700	1,017,372
Ormat Technologies	16,500 [a]	665,115
UIL Holdings	49,700	1,115,765
		4,185,235
Total Common Stocks
(cost $184,982,624)		146,241,543

The Portfolio 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,486,000)	1,486,000 [c]	1,486,000

Investment of Cash Collateral
for Securities Loaned—22.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $33,278,632)	33,278,632 [c]	33,278,632

Total Investments (cost $219,747,256)	122.1%	181,006,175
Liabilities, Less Cash and Receivables	(22.1%)	(32,778,957)
Net Assets	100.0%	148,227,218

a All or a portion of these securities are on loan. At June 30, 2009, the total market value of the portfolio’s securities on loan is $30,833,879 and the total market value of the collateral held by the portfolio is $33,278,632.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	23.4	Retail Trade	3.9
Finance	15.0	Consumer Durables	3.8
Electronic Technology	11.9	Industrial Services	3.2
Health Care Technology	11.2	Utilities	2.8
Technology Services	10.3	Communications	2.7
Commercial & Professional Services	8.7	Energy Minerals	2.3
Producer Manufacturing	6.4	Transportation	1.9
Consumer Non-Durables	4.6	Non-Energy Minerals	1.4
Consumer Services	4.4
Process Industries	4.2		122.1

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $30,833,879)—Note 1(b):
Unaffiliated issuers	184,982,624	146,241,543
Affiliated issuers	34,764,632	34,764,632
Cash		171,323
Receivable for investment securities sold		4,193,459
Dividends and interest receivable		126,165
Receivable for shares of Beneficial Interest subscribed		981
		185,498,103
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		134,909
Liability for securities on loan—Note 1(b)		33,278,632
Payable for investment securities purchased		3,641,418
Payable for shares of Beneficial Interest redeemed		132,540
Interest payable—Note 2		5,876
Accrued expenses		77,510
		37,270,885
Net Assets ($)		148,227,218
Composition of Net Assets ($):
Paid-in capital		290,431,887
Accumulated undistributed investment income—net		639,331
Accumulated net realized gain (loss) on investments		(104,102,919)
Accumulated net unrealized appreciation
(depreciation) on investments		(38,741,081)
Net Assets ($)		148,227,218

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	137,975,892	10,251,326
Shares Outstanding	7,287,911	546,685
Net Asset Value Per Share ($)	18.93	18.75

See notes to financial statements.

The Portfolio 17

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $903 foreign taxes withheld at source):
Unaffiliated issuers	929,135
Affiliated issuers	624
Income from securities lending	166,951
Interest	61,560
Total Income	1,158,270
Expenses:
Investment advisory fee—Note 3(a)	514,296
Prospectus and shareholders’ reports	26,197
Professional fees	26,121
Custodian fees—Note 3(b)	13,536
Distribution fees—Note 3(b)	11,467
Trustees’ fees and expenses—Note 3(c)	7,428
Shareholder servicing costs—Note 3(b)	3,609
Loan commitment fees—Note 2	2,449
Interest expense—Note 2	112
Miscellaneous	8,419
Total Expenses	613,634
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(100,620)
Less—reduction in fees due to
earnings credits—Note 1(b)	(80)
Net Expenses	512,934
Investment Income—Net	645,336
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(29,950,035)
Net unrealized appreciation (depreciation) on investments	30,583,992
Net Realized and Unrealized Gain (Loss) on Investments	633,957
Net Increase in Net Assets Resulting from Operations	1,279,293

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	645,336	2,596,819
Net realized gain (loss) on investments	(29,950,035)	(71,013,847)
Net unrealized appreciation
(depreciation) on investments	30,583,992	(39,691,395)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,279,293	(108,108,423)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,355,461)	(3,233,743)
Service Shares	(132,450)	(84,738)
Net realized gain on investments:
Initial Shares	—	(19,376,168)
Service Shares	—	(821,738)
Total Dividends	(2,487,911)	(23,516,387)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,487,443	8,450,835
Service Shares	716,412	2,234,509
Dividends reinvested:
Initial Shares	2,355,461	22,609,911
Service Shares	132,450	906,476
Cost of shares redeemed:
Initial Shares	(11,421,650)	(209,580,698)[a]
Service Shares	(687,951)	(3,887,841)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,417,835)	(179,266,808)
Total Increase (Decrease) in Net Assets	(6,626,453)	(310,891,618)
Net Assets ($):
Beginning of Period	154,853,671	465,745,289
End of Period	148,227,218	154,853,671
Undistributed investment income—net	639,331	2,481,906

The Portfolio 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Capital Share Transactions:
Initial Shares
Shares sold	203,457	329,367
Shares issued for dividends reinvested	147,677	810,973
Shares redeemed	(680,440)	(7,357,070)
Net Increase (Decrease) in Shares Outstanding	(329,306)	(6,216,730)
Service Shares
Shares sold	42,066	85,389
Shares issued for dividends reinvested	8,378	32,855
Shares redeemed	(40,623)	(154,285)
Net Increase (Decrease) in Shares Outstanding	9,821	(36,041)

a Includes redemption-in-kind amounting to $158,049,777.
See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The portfolio’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the portfolio’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Initial Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	19.01	32.34	42.03	43.96	41.55	37.39
Investment Operations:
Investment income—net[a]	.08	.26	.24	.31	.18	.08
Net realized and unrealized
gain (loss) on investments	.16	(11.87)	(4.29)	1.56	2.23	4.16
Total from Investment Operations	.24	(11.61)	(4.05)	1.87	2.41	4.24
Distributions:
Dividends from
investment income—net	(.32)	(.25)	(.31)	(.18)	—	(.08)
Dividends from net realized
gain on investments	—	(1.47)	(5.33)	(3.62)	—	—
Total Distributions	(.32)	(1.72)	(5.64)	(3.80)	—	(.08)
Net asset value, end of period	18.93	19.01	32.34	42.03	43.96	41.55
Total Return (%)	1.57[b]	(37.59)	(11.06)	3.77	5.80	11.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88[c]	.83	.81	.82	.81	.79
Ratio of net expenses
to average net assets	.73[c]	.75	.81	.82[d]	.81[d]	.79[d]
Ratio of net investment income
to average net assets	.96[c]	.95	.66	.75	.43	.20
Portfolio Turnover Rate	37.44[b]	77.65	90.75	97.52	67.11	56.06
Net Assets, end of period
($ x 1,000)	137,976	144,777	447,447	633,459	744,621	788,943

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Portfolio 21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	18.77	31.94	41.56	43.51	41.22	37.12
Investment Operations:
Investment income (loss)—net[a]	.06	.20	.15	.21	.07	(.02)
Net realized and unrealized
gain (loss) on investments	.17	(11.75)	(4.25)	1.53	2.22	4.12
Total from Investment Operations	.23	(11.55)	(4.10)	1.74	2.29	4.10
Distributions:
Dividends from
investment income—net	(.25)	(.15)	(.19)	(.07)	—	—
Dividends from net realized
gain on investments	—	(1.47)	(5.33)	(3.62)	—	—
Total Distributions	(.25)	(1.62)	(5.52)	(3.69)	—	—
Net asset value, end of period	18.75	18.77	31.94	41.56	43.51	41.22
Total Return (%)	1.47[b]	(37.77)	(11.28)	3.52	5.56	11.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13[c]	1.08	1.06	1.08	1.06	1.04
Ratio of net expenses
to average net assets	.98[c]	.99	1.06	1.08[d]	1.06[d]	1.04[d]
Ratio of net investment income
(loss) to average net assets	.71[c]	.75	.42	.51	.18	(.04)
Portfolio Turnover Rate	37.44[b]	77.65	90.75	97.52	67.11	56.06
Net Assets, end of period
($ x 1,000)	10,251	10,077	18,299	21,667	22,759	22,061

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Developing Leaders Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes

24

an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessar ily an indication of the risk associated with investing in those securities

The following is a summary of the inputs used as of June 30, 2009 in valuing the portfolio’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic	146,241,543	—	—	146,241,543
Mutual Funds	34,764,632	—	—	34,764,632
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009, The Bank of New York Mellon earned $71,550 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

26

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the portfolio did not have any liabilities for any uncertain tax positions.The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The portfolio has an unused capital loss carryover of $56,692,296 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$9,843,199 and long-term capital gains $13,673,188. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the portfolio based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2009 was approximately $14,100, with a related weighted average annualized interest rate of 1.59%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager,the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has undertaken until May 1, 2010 that, if the aggregate expenses, exclusive of shareholder servicing fees and Rule 12b-1 fees, but including the investment advisory fee, exceed .70% of the value of the portfolio’s average daily net assets, the portfolio may deduct from the payment to be made to the Manager under the investment advisory agreement, or the Manager will bear, such excess expense. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $100,620 during the period ended June 30, 2009.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing

28

their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2009, Service shares were charged $11,467 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $440 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended June 30, 2009, the portfolio was charged $80 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $13,536 pursuant to the custody agreement.

During the period ended June 30, 2009, the portfolio was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $124,426, Rule 12b-1 distribution plan fees $2,132, custodian fees $6,540, chief compliance officer fees $1,670 and transfer agency per account fees $141.

The Portfolio 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2009, amounted to $51,864,036 and $59,758,490, respectively.

The portfolio adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the portfolio held no derivatives during the period ended June 30, 2009, FAS 161 disclosures did not impact the notes to financial statements.

At June 30, 2009, accumulated net unrealized depreciation on investments was $38,741,081, consisting of $9,397,768 gross unrealized appreciation and $48,138,849 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a six-month term ending September 30, 2009.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of small-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all small-cap core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the third quartile of the Performance Group and Performance Universe for the one-year period ended December 31, 2008 and ranked in the fourth quartile of the Performance Group and Performance Universe for other various periods ended December 31, 2008. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board expressed its concern with the fund’s performance and requested that Dreyfus take steps to improve it.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual and actual management fees and expense ratio ranked in the first quartile of the Expense Group and Expense Universe. After discussions with the Board members, representatives of Dreyfus agreed that, through May 1, 2010, if the aggregate expenses of a fund’s share class, exclusive of shareholder servicing fees, and Rule 12b-1 fees, but including the management fee, exceed 0.70 of 1% of the value of the

32

fund average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Investment Advisory Agreement, or Dreyfus will bear, such excess expense.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members

The Portfolio 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted Dreyfus’ waiver of receipt of a portion of the management fee and its effect on the profitability of Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  While the Board was concerned with the fund’s performance, the Board noted Dreyfus’ efforts to improve its returns, and determined to closely monitor performance.

34

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement for a six-month period was in the best interests of the fund and its shareholders.

The Portfolio 35

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents
THE PORTFOLIO
2	A Letter from the Chairman and CEO
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
27	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Growth and Income Portfolio

The Portfolio

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow.After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major stock market indices to end the six-month reporting period close to where they began. While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the stock market’s 2009 rebound. Indeed, the market’s advance was led mainly by lower-quality stocks when investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation

July 15, 2009

2

DISCUSSION OF PERFORMANCE

For the reporting period of January 1, 2009, through June 30, 2009, as provided by Elizabeth Slover and John Bailer, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a 4.59% total return, and its Service shares achieved a total return of 4.46%.1 The fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), returned 3.19% for the same period.2

Despite a deep economic recession and an ongoing banking crisis, stocks rallied in the spring of 2009, more than offsetting losses posted earlier in the year.The fund fared relatively well in this environment, as the success of its security selection strategy enabled it to produce higher returns than its benchmark.

The Fund’s Investment Approach

To pursue the fund’s goal of seeking long-term capital growth, current income and growth of income consistent with reasonable investment risk, the fund invests primarily in stocks of domestic and foreign issuers. We seek to create a broadly diversified portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income.We choose stocks through a disciplined investment process that combines computer modeling techniques,“bottom-up” fundamental analysis and risk management.The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index.

A Sustained Market Rally Lifted Stock Prices

During the opening months of 2009, the U.S. stock market continued to decline amid a severe recession characterized by rising unemployment, plunging housing prices and depressed consumer confidence. At the same time, the world was in the grip of a global banking crisis, in which massive investment losses led to the failures of some of the world’s major financial institutions. These influences had fueled a severe bear

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

market over the second half of 2008, and additional losses early in the reporting period drove stock market averages to multi-year lows.

Although economic fundamentals showed few signs of improvement at the time, investor sentiment began to improve in early March as aggressive remedial measures adopted by government and monetary authorities appeared to avert a collapse of the banking system, and investors looked forward to better economic times. Bargain hunters began to bid beaten-down stock prices higher, fueling a sustained market rally that persisted from mid-March through the end of June.The strong rally enabled many stocks to recover the ground they had lost earlier in the reporting period.

Energy and Consumer Stocks Drove Fund Performance

When 2009 began, investors were responding indiscriminately to a fear of losses in the bear market rather than the strengths and weaknesses of individual companies. However, during the springtime rally, investors refocused on companies’ underlying business fundamentals. Notably, our process of bottom-up stock selection proved effective during both periods.

In the economically sensitive energy sector, an underweighted position in industry bellwether Exxon Mobil proved advantageous as investors sold the integrated energy producer in favor of more aggressive investments. Similarly, the fund benefited from its lack of exposure to another traditionally defensive energy giant, ConocoPhillips. Instead, we emphasized better-performing oil services and exploration-and-production companies, including Occidental Petroleum and XTO Energy.

In the consumer discretionary sector, the fund received strong contributions to relative performance from a variety of stocks that historically have been more sensitive than average to changes in economic conditions, including retailers. For example, electronics seller Best Buy benefited during the reporting period from strong same-store sales comparisons stemming from the bankruptcy of a key competitor and robust demand for flat-panel televisions. In addition, the fund achieved above-average results from media companies that had been severely beaten down when advertising revenues plunged in 2008. Some of the healthier media companies bounced back strongly over the first half of 2009, including fund holdings Time Warner and Omnicom Group.

4

The fund’s performance lagged its benchmark in the health care and industrials sectors. The fund’s results in the health care sector were undermined by an underweighted position in pharmaceutical developer Shering-Plough, which gained substantial value after announcing a merger with Merck & Co. Conversely, overweighted exposure to industry giant Pfizer suffered after the company acquired former rival Wyeth Pharmaceuticals. Among industrial stocks, an overweighted position in Waste Management lagged market averages despite the company’s high dividend yield as investors turned away from traditionally defensive investments.

Positioned for an Economic Recovery

We continue to believe that a highly disciplined and selective approach to security selection is required in seeking consistently superior performance over the long term. Despite the recent market rally, we have continued to find what, in our view, are attractively valued opportunities in companies that appear poised to prosper during an economic rebound, particularly in the information technology sector.We have found fewer opportunities in the energy and telecommunications services sectors.

July 15, 2009

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Growth and Income
Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through
October 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER, INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2009

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.36	$ 5.63
Ending value (after expenses)	$1,045.90	$1,044.60

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2009

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.31	$ 5.56
Ending value (after expenses)	$1,020.53	$1,019.29

† Expenses are equal to the portfolio’s annualized expense ratio of .86% for Initial shares and 1.11% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2009 (Unaudited)

Common Stocks—99.4%	Shares	Value ($)
Consumer Discretionary—10.5%
American Eagle Outfitters	28,670	406,254
Autoliv	11,100	319,347
Best Buy	4,700	157,403
Carnival	18,522	477,312
Gap	46,370	760,468
Home Depot	65,398	1,545,355
Interpublic Group of Cos.	46,830 [a]	236,491
Johnson Controls	14,620 [b]	317,546
Kohl’s	10,060 [a]	430,065
Newell Rubbermaid	32,400	337,284
News, Cl. A	70,930	646,172
O’Reilly Automotive	7,710 [a]	293,597
Omnicom Group	20,300	641,074
Staples	18,550	374,153
Target	13,920	549,422
Time Warner	39,030	983,166
		8,475,109
Consumer Staples—12.6%
Cadbury, ADR	21,400	736,160
Coca-Cola Enterprises	17,400	289,710
Colgate-Palmolive	12,837	908,089
CVS Caremark	26,822	854,817
Dean Foods	14,080 [a]	270,195
Estee Lauder, Cl. A	9,740	318,206
Kraft Foods, Cl. A	18,030	456,880
Lorillard	11,740	795,620
PepsiCo	44,120	2,424,835
Philip Morris International	48,465	2,114,043
SUPERVALU	20,210	261,720
Walgreen	18,110	532,434
Whole Foods Market	13,550 [b]	257,179
		10,219,888

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—9.8%
Cameron International	7,260 [a]	205,458
Chevron	21,910	1,451,537
Devon Energy	3,970	216,365
Exxon Mobil	10,406	727,484
Halliburton	10,090	208,863
Marathon Oil	22,220	669,489
Noble Energy	3,600	212,292
Occidental Petroleum	34,690	2,282,949
Southwestern Energy	11,150 [a]	433,178
Transocean	2,770 [a]	205,783
XTO Energy	35,350	1,348,249
		7,961,647
Financial—15.4%
Aflac	4,480	139,283
Ameriprise Financial	19,900	482,973
Bank of America	71,840	948,288
Capital One Financial	3,730	81,612
Chubb	4,970	198,204
Fidelity National Financial, Cl. A	15,870	214,721
Franklin Resources	14,530	1,046,305
Goldman Sachs Group	3,950	582,388
Invesco	23,890	425,720
JPMorgan Chase & Co.	69,356	2,365,733
Marsh & McLennan Cos.	10,230	205,930
MetLife	21,650	649,716
Moody’s	29,450	776,008
Morgan Stanley	27,630	787,731
Prudential Financial	11,240	418,353
State Street	17,980	848,656
Travelers Cos.	13,250	543,780
Wells Fargo & Co.	55,180	1,338,667
Western Union	23,600	387,040
		12,441,108

8

Common Stocks (continued)	Shares	Value ($)
Health Care—13.7%
Alexion Pharmaceuticals	7,570 [a]	311,278
AmerisourceBergen	21,900	388,506
Amgen	20,180 [a]	1,068,329
Biogen Idec	6,640 [a]	299,796
Boston Scientific	20,680 [a]	209,695
Bristol-Myers Squibb	17,070	346,692
Celgene	8,160 [a]	390,374
Covidien	9,318	348,866
Genzyme	5,700 [a]	317,319
Gilead Sciences	13,900 [a]	651,076
Life Technologies	8,293 [a]	345,984
Medco Health Solutions	10,030 [a]	457,468
Merck & Co.	79,520	2,223,379
Pfizer	137,869	2,068,035
St. Jude Medical	10,090 [a]	414,699
Universal Health Services, Cl. B	5,560	271,606
Vertex Pharmaceuticals	11,390 [a,b]	405,940
WellPoint	4,280 [a]	217,809
Zimmer Holdings	6,860 [a]	292,236
		11,029,087
Industrial—8.7%
Caterpillar	11,080 [b]	366,083
Cummins	12,810	451,040
Danaher	6,740	416,128
Dover	11,590	383,513
Eaton	10,880	485,357
General Electric	45,990	539,003
Honeywell International	7,620	239,268
Illinois Tool Works	10,830	404,392
JetBlue Airways	47,470 [a]	202,697
Lockheed Martin	3,380	272,597
Norfolk Southern	24,110	908,224
Paccar	13,560 [b]	440,836

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Parker Hannifin	8,780	377,189
Raytheon	7,550	335,446
Tyco International	13,820	359,044
Union Pacific	9,187	478,275
Waste Management	12,449 [b]	350,564
		7,009,656
Information Technology—21.0%
Akamai Technologies	14,915 [a]	286,070
Alcatel-Lucent, ADR	78,810 [a]	195,449
Amphenol, Cl. A	7,840	248,058
Apple	10,473 [a]	1,491,669
Autodesk	16,790 [a]	318,674
BMC Software	11,920 [a]	402,777
Broadcom, Cl. A	21,728 [a]	538,637
Cisco Systems	27,260 [a]	508,126
Dolby Laboratories, Cl. A	10,540 [a,b]	392,931
Electronic Arts	15,808 [a]	343,350
EMC	45,450 [a]	595,395
Google, Cl. A	2,693 [a]	1,135,342
Hewlett-Packard	16,640	643,136
Intel	11,918	197,243
Juniper Networks	25,010 [a]	590,236
Lam Research	13,930 [a]	362,180
Microsoft	116,727	2,774,601
Motorola	37,600	249,288
Nokia, ADR	72,320	1,054,426
Oracle	49,300	1,056,006
QUALCOMM	24,735	1,118,022
Sybase	11,920 [a,b]	373,573
Symantec	25,060 [a]	389,934
Texas Instruments	55,440	1,180,872

10

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Visa, Cl. A	8,259 [b]	514,205
		16,960,200
Materials—3.0%
Air Products & Chemicals	2,520	162,767
Celanese, Ser. A	12,280	291,650
Crown Holdings	7,990 [a]	192,879
E.I. du Pont de Nemours & Co.	17,560	449,887
Freeport-McMoRan Copper & Gold	12,717	637,249
Packaging Corp. of America	14,110	228,582
Praxair	5,989	425,638
		2,388,652
Telecommunication
Services—1.4%
AT & T	28,170	699,743
Windstream	53,140	444,250
		1,143,993
Utilities—3.3%
Entergy	10,700	829,464
Exelon	8,180	418,898
FPL Group	9,160	520,838
NRG Energy	10,280 [a]	266,869
Questar	19,060	592,004
		2,628,073
Total Common Stocks
(cost $78,319,575)		80,257,413

Other Investment—.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $679,000)	679,000 [c]	679,000

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,888,631)	2,888,631 [c]	2,888,631
Total Investments (cost $81,887,206)	103.8%	83,825,044
Liabilities, Less Cash and Receivables	(3.8%)	(3,039,307)
Net Assets	100.0%	80,785,737

ADR—American Depository Receipts

a Non-income producing security.
b All or a portion of these securities are on loan. At June 30, 2009, the total market value of the portfolio’s securities on loan is $2,780,139 and the total market value of the collateral held by the portfolio is $2,888,631.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	21.0	Industrial	8.7
Financial	15.4	Money Market Investments	4.4
Health Care	13.7	Utilities	3.3
Consumer Staples	12.6	Materials	3.0
Consumer Discretionary	10.5	Telecommunication Services	1.4
Energy	9.8		103.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,780,139)—Note 1(b):
Unaffiliated issuers	78,319,575	80,257,413
Affiliated issuers	3,567,631	3,567,631
Cash		6,924
Receivable for investment securities sold		2,102,848
Dividends and interest receivable		120,917
Receivable for shares of Beneficial Interest subscribed		13
Prepaid expenses		8,398
		86,064,144
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		55,051
Liability for securities on loan—Note 1(b)		2,888,631
Payable for investment securities purchased		2,238,589
Payable for shares of Beneficial Interest redeemed		63,405
Accrued expenses		32,731
		5,278,407
Net Assets ($)		80,785,737
Composition of Net Assets ($):
Paid-in capital		123,619,003
Accumulated undistributed investment income—net		64,945
Accumulated net realized gain (loss) on investments		(44,836,049)
Accumulated net unrealized appreciation
(depreciation) on investments		1,937,838
Net Assets ($)		80,785,737

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	71,779,978	9,005,759
Shares Outstanding	5,215,788	653,987
Net Asset Value Per Share ($)	13.76	13.77

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $6,701 foreign taxes withheld at source):
Unaffiliated issuers	958,640
Affiliated issuers	449
Interest	16,972
Income from securities lending	9,250
Total Income	985,311
Expenses:
Investment advisory fee—Note 3(a)	285,211
Prospectus and shareholders’ reports	14,063
Professional fees	13,946
Custodian fees—Note 3(b)	12,999
Distribution fees—Note 3(b)	10,883
Trustees’ fees and expenses—Note 3(c)	4,881
Shareholder servicing costs—Note 3(b)	2,135
Loan commitment fees—Note 2	291
Interest expense—Note 2	63
Miscellaneous	9,469
Total Expenses	353,941
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(15,761)
Less—reduction in fees due to
earnings credits—Note 1(b)	(38)
Net Expenses	338,142
Investment Income—Net	647,169
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(10,235,785)
Net unrealized appreciation (depreciation) on investments	12,621,138
Net Realized and Unrealized Gain (Loss) on Investments	2,385,353
Net Increase in Net Assets Resulting from Operations	3,032,522

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	647,169	797,793
Net realized gain (loss) on investments	(10,235,785)	(34,499,965)
Net unrealized appreciation
(depreciation) on investments	12,621,138	(28,336,676)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,032,522	(62,038,848)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(573,661)	(721,418)
Service Shares	(62,081)	(59,367)
Net realized gain on investments:
Initial Shares	—	(14,614,354)
Service Shares	—	(2,053,893)
Total Dividends	(635,742)	(17,449,032)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,447,643	3,027,013
Service Shares	88,888	576,939
Dividends reinvested:
Initial Shares	573,661	15,335,772
Service Shares	62,081	2,113,260
Cost of shares redeemed:
Initial Shares	(6,342,527)	(24,079,608)
Service Shares	(1,350,359)	(4,315,709)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,520,613)	(7,342,333)
Total Increase (Decrease) in Net Assets	(3,123,833)	(86,830,213)
Net Assets ($):
Beginning of Period	83,909,570	170,739,783
End of Period	80,785,737	83,909,570
Undistributed investment income—net	64,945	53,518

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Capital Share Transactions:
Initial Shares
Shares sold	114,402	165,341
Shares issued for dividends reinvested	45,416	787,447
Shares redeemed	(515,022)	(1,260,108)
Net Increase (Decrease) in Shares Outstanding	(355,204)	(307,320)
Service Shares
Shares sold	7,344	30,810
Shares issued for dividends reinvested	4,922	108,267
Shares redeemed	(110,748)	(224,041)
Net Increase (Decrease) in Shares Outstanding	(98,482)	(84,964)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The portfolio’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the portfolio’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Initial Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	13.27	25.42	24.79	21.82	21.40	20.16
Investment Operations:
Investment income—net[a]	.11	.13	.19	.18	.28	.24
Net realized and unrealized
gain (loss) on investments	.49	(9.53)	1.79	2.97	.43	1.25
Total from Investment Operations	.60	(9.40)	1.98	3.15	.71	1.49
Distributions:
Dividends from
investment income—net	(.11)	(.13)	(.19)	(.18)	(.29)	(.25)
Dividends from net realized
gain on investments	—	(2.62)	(1.16)	—	—	—
Total Distributions	(.11)	(2.75)	(1.35)	(.18)	(.29)	(.25)
Net asset value, end of period	13.76	13.27	25.42	24.79	21.82	21.40
Total Return (%)	4.59[b]	(40.41)	8.44	14.51	3.35	7.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90[c]	.85	.81	.84	.81	.82
Ratio of net expenses
to average net assets	.86[c]	.85[d]	.81[d]	.83	.81[d]	.82[d]
Ratio of net investment income
to average net assets	1.73[c]	.66	.76	.78	1.33	1.21
Portfolio Turnover Rate	71.97[b]	134.81	71.85	124.50	65.91	52.74
Net Assets, end of period
($ x 1,000)	71,780	73,919	149,445	168,965	183,903	220,447

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	13.28	25.43	24.80	21.83	21.40	20.15
Investment Operations:
Investment income—net[a]	.09	.08	.14	.14	.24	.21
Net realized and unrealized
gain (loss) on investments	.49	(9.53)	1.79	2.97	.44	1.24
Total from Investment Operations	.58	(9.45)	1.93	3.11	.68	1.45
Distributions:
Dividends from
investment income—net	(.09)	(.08)	(.14)	(.14)	(.25)	(.20)
Dividends from net realized
gain on investments	—	(2.62)	(1.16)	—	—	—
Total Distributions	(.09)	(2.70)	(1.30)	(.14)	(.25)	(.20)
Net asset value, end of period	13.77	13.28	25.43	24.80	21.83	21.40
Total Return (%)	4.46[b]	(40.53)	8.19	14.31	3.21	7.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15[c]	1.10	1.06	1.09	1.07	1.07
Ratio of net expenses
to average net assets	1.11[c]	1.10[d]	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.48[c]	.40	.55	.61	1.14	1.05
Portfolio Turnover Rate	71.97[b]	134.81	71.85	124.50	65.91	52.74
Net Assets, end of period
($ x 1,000)	9,006	9,990	21,294	19,213	20,241	23,473

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Growth and Income Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio’s investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes

20

an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio ‘s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the portfolio’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic	78,271,378	—	—	78,271,378
Equity Securities—
Foreign	1,986,035	—	—	1,986,035
Mutual Funds	3,567,631	—	—	3,567,631
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009, The Bank of New York Mellon earned $3,964 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

22

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date.The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the portfolio did not have any liabilities for any uncertain tax positions.The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The portfolio has an unused capital loss carryover of $27,760,538 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$9,798,190 and long-term capital gains $7,650,842.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the portfolio based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2009 was approximately $4,500 with a related weighted average annualized interest rate of 2.84%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.The Manager has agreed to waive receipt of a portion of the portfolio’s management fee, in the amount of .08% of the value of the portfolio’s average daily net assets until October 1, 2009. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $15,761 during the period ended June 30, 2009.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan

24

provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2009, Service shares were charged $10,883 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $224 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2009, the portfolio was charged $38 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $12,999 pursuant to the custody agreement.

During the period ended June 30, 2009, the portfolio was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $50,426, Rule 12b-1 distribution plan fees $1,886, custodian fees $6,373, chief compliance officer fees $1,670 and transfer agency per account fees $75, which are offset against an expense reimbursement currently in effect in the amount of $5,379.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2009, amounted to $54,784,533 and $59,315,749, respectively.

The portfolio adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the portfolio held no derivatives during the period ended June 30, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At June 30, 2009, accumulated net unrealized appreciation on investments was $1,937,838, consisting of $6,258,458 gross unrealized appreciation and $4,320,620 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

26

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Portfolio 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of large-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return generally ranked in the third or fourth quartile of the Performance Group and Performance Universe for various periods ended December 31, 2008. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board noted that new portfolio managers were assigned to the fund in January 2009 and that it was too soon to effectively evaluate their performance (which was not reflected in the Lipper presentation).

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was slightly higher than the Expense Group median, the actual management fee was higher than the Expense Group and Expense Universe medians and the fund’s total expense ratio was higher than the Expense Group median but lower than the Expense Universe median. After discussions with the Board members, representatives of Dreyfus agreed that, through September 30, 2009, the fund would waive .08 of 1% of its management fee.

28

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  While the Board was concerned with the fund’s performance, the Board noted Dreyfus’ efforts to improve the fund’s returns, includ- ing the appointment of new portfolio managers, and determined to closely monitor performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

30

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Portfolio 31

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents
THE PORTFOLIO
2	A Letter from the Chairman and CEO
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
27	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund, International Equity Portfolio

The Portfolio

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe global recession and banking crisis that dominated the financial markets at the start of 2009 appear to have eased as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow.After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major international stock market indices to post gains for the six-month reporting period.While the global economy remains weak overall, we have seen encouraging evidence of potential recovery that could take firmer hold later this year, including signs of healing in the battered financial and manufacturing sectors. Meanwhile, inflation in most developed markets has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the international stock markets’ 2009 rebound. Indeed, the markets’ advance was led mainly by the emerging markets as investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the markets lower. In uncertain markets such as these, even the most seasoned investors can benefit from professional counsel.To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Jon Bell, Portfolio Manager, Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, the Dreyfus Variable Investment Fund, International Equity Portfolio’s initial shares produced a total return of 6.05%, and its service shares produced a total return of 5.87%.1 This compares with a 7.95% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

International stocks fell sharply early in the reporting period as the global downturn continued to take its toll. However, international equities rebounded significantly during a springtime rally, enabling the market to recover some of its earlier losses.The fund produced lower returns than the benchmark, primarily due to its relatively defensive investment posture during the rally.

The Fund’s Investment Approach

The fund seeks capital growth by investing primarily in stocks of foreign companies.

The process of identifying investment ideas begins by identifying a core list of investment themes.These (typically global) themes are based primarily on observable economic, industrial or social trends that Newton believes will positively affect certain markets, industries or companies, and these ideas help us to identify areas of investment opportunity and risk. Such themes currently include all change, which asserts that the bursting of the credit bubble heralds a number of structural changes in economies and financial markets (and provides the rationale for the portfolio’s underweight exposure to the financial sector). Elsewhere, the networked world theme identifies the opportunities inherent in the growth of information technology networks around the world.

When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as new technologies and globalization; the relative values of equities, bonds and cash; company fundamentals and long-term trends in currency movements.Within markets and sectors determined to be relatively attractive, we seek what we believe are attractively

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or strategies change, when we determine that the company’s prospects have changed, or when a stock becomes fully valued by the market.

International Equities Rebounded in a Sustained Rally

The first half of 2009 saw both staggering losses and impressive gains in international stock markets. When the year began, investor sentiment was depressed by a deep and prolonged global recession. Rising unemployment rates and plummeting housing prices led to economic deterioration in many parts of the world, dampening consumer spending and business investment. At the same time, the world was in the grip of a financial crisis that limited credit availability and nearly led to the collapse of the global banking system.The effects of the financial crisis were particularly severe among multinational banks, which posted massive losses among assets tied to troubled loans.

By mid-March, however, investor sentiment began to improve as it became clearer that massive government intervention had helped forestall a collapse of the banking system. Stock markets throughout the world rallied as investors looked forward to better economic times. The rebound was led primarily by stocks and market sectors that had been severely beaten down during the downturn as investors grew more tolerant of the risks they had previously avoided.

Defensive Positioning Dampened Fund Performance

Although the fund participated in the market’s rally to a substantial degree, we maintained a relatively defensive investment posture as we remained concerned that the market was responding to emotion rather than improving business fundamentals. This positioning included an emphasis on traditionally defensive market sectors and underweight positions in more economically sensitive areas of the market.

For example, the fund had overweight exposure to the telecommunications and healthcare sectors, which historically have tended to hold up well during downturns but lagged in the rally.The fund’s stock selection strategy in the healthcare sector also hurt relative performance, as we focused on large drug developers such as Roche, Novartis and Takeda Pharmaceutical at a time in which smaller, more speculative healthcare stocks fared better. In the industrials sector, the fund’s results were undermined by weakness in individual stocks such as defense contractor BAE Systems, power and transportation systems provider Alstom, and electronic systems producer Thales Group.Although an overweight

4

position in the economically sensitive materials sector aided performance, the fund did not own mining industry leaders BHP Billiton and Rio Tinto. In addition, unfortunate timing in the sale of diversified mining group, Anglo American, weighed on relative performance. Positive contributions to the fund’s relative performance came from the energy sector, where the rising oil price drove stocks higher for fund holdings such as Petrobras in Brazil as well as Subsea 7 and StatoilHydro in Norway.An underweight position in the utilities sector also bolstered the fund’s results compared to the MSCI EAFE Index.

Remaining Cautious in a Weak Global Economy

As of the end of the reporting period, we have remained cautious with regard to the global economy. Historically, recessions driven by balance sheet deleveraging have been followed by relatively weak recoveries. Therefore, we have maintained the fund’s generally defensive posture, including an emphasis on the healthcare and telecommunications sectors. We continue to employ our “bottom-up” research process to seek attractively valued opportunities among fundamentally sound companies across a wide variety of industry groups. In our judgment, maintaining a disciplined thematic approach to identifying such opportunities is key to doing well over the long term in a persistently uncertain market environment.

July 15, 2009

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this portfolio should be considered only as a supplement to an overall investment program.
Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, International Equity
Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Portfolio 5

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2009

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 6.13	$ 7.45
Ending value (after expenses)	$1,060.50	$1,058.70

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2009

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 6.01	$ 7.30
Ending value (after expenses)	$1,018.84	$1,017.55

† Expenses are equal to the portfolio’s annualized expense ratio of 1.20% for Initial shares and 1.46% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2009 (Unaudited)

Common Stocks—99.7%	Shares	Value ($)
Australia—4.9%
Newcrest Mining	32,846	807,519
QBE Insurance Group	33,710	540,555
Santos	45,781	540,076
Telstra	236,722	646,646
		2,534,796
Austria—.8%
Strabag	18,245	402,868
Brazil—4.4%
Cia de Bebidas das Americas, ADR (Preferred)	7,883	511,055
Petroleo Brasileiro (Preferred), ADR	11,564	387,381
Tele Norte Leste Participacoes, ADR	45,503	676,630
Vale (Preferred), ADR	36,665	562,808
		2,137,874
Canada—1.2%
Barrick Gold	11,558	389,026
Oncolytics Biotech	133,935 [a]	217,631
		606,657
China—.3%
Harbin Power Equipment, Cl. H	180,000	169,780
Finland—.9%
Nokia	30,624	448,514
France—7.3%
Air Liquide	4,532	413,953
Alstom	10,192	601,300
GDF SUEZ	16,745	623,448
Thales	21,169	946,596
Total	21,579	1,164,878
		3,750,175
Germany—5.5%
Bayer	11,015	590,594
Deutsche Boerse	3,774	292,674
Deutsche Telekom	63,663	750,206
Fresenius Medical Care & Co.	9,820	439,319
K+S	13,847	777,598
		2,850,391

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Greece—1.5%
EFG Eurobank Ergasias	72,086	758,449
Hong Kong—4.0%
China Mobile	51,000	510,655
Huabao International Holdings	555,000	537,093
Jardine Matheson Holdings	26,000	712,920
New World Development	166,000	300,297
		2,060,965
Ireland—.5%
CRH	11,941	272,212
Japan—20.5%
East Japan Railway	6,829	411,860
Fuji Machine Manufacturing	28,700	347,075
INPEX	50	400,685
Japan Tobacco	189	592,495
KDDI	129	685,607
Lawson	17,900	787,834
Mitsubishi	36,000	668,168
Nintendo	2,400	663,435
Nippon Telegraph & Telephone	12,500	508,642
Nissan Motor	107,100	651,483
Nissin Foods Holdings	18,600	563,783
Nomura Holdings	67,000	566,129
NTT Urban Development	345	334,847
Rohm	7,800	569,201
Sawai Pharmaceutical	5,300	288,836
Secom	9,600	390,637
Seven & I Holdings	26,100	615,010
Sumitomo Mitsui Financial Group	20,200	824,062
Takeda Pharmaceutical	18,800	733,773
		10,603,562
Luxembourg—3.1%
ArcelorMittal	17,760	582,757
Millicom International Cellular	17,903 [a]	1,008,322
		1,591,079

8

Common Stocks (continued)	Shares	Value ($)
Netherlands—2.5%
Koninklijke Ahold	49,196	564,819
Unilever	31,417	756,524
		1,321,343
Norway—.4%
Subsea 7	21,771 [a]	222,106
Singapore—1.1%
DBS Group Holdings	67,500	549,917
South Africa—1.6%
Gold Fields	66,457	805,973
South Korea—.5%
LG Telecom	40,941	257,739
Spain—1.0%
Acciona	4,192	515,157
Switzerland—13.3%
ABB	27,133 [a]	426,517
Actelion	10,881 [a]	569,311
Bank Sarasin & Cie, Cl. B	12,500 [a]	388,845
Lonza Group	3,859	383,218
Nestle	33,734	1,270,439
Novartis	23,627	957,649
Roche Holding	8,810	1,197,586
Syngenta	3,098	719,222
Verwalt & Privat-Bank	2,136	209,364
Zurich Financial Services	4,290	755,700
		6,877,851
Taiwan—1.0%
HTC	35,000	494,971
Thailand—1.8%
Bangkok Bank	113,700	373,772
Bank of Ayudhya	1,341,100	570,765
		944,537
United Kingdom—21.9%
Admiral Group	21,273	304,485
Anglo American	14,585	423,155

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)		Shares	Value ($)
United Kingdom (continued)
BAE Systems		154,036	857,825
BG Group		20,434	342,231
British American Tobacco		35,019	963,868
Cable & Wireless		528,561	1,157,420
GlaxoSmithKline		54,678	961,181
HSBC Holdings		154,685	1,278,798
ICAP		109,173	810,046
Royal Dutch Shell, Cl. A		28,892	721,551
Smith & Nephew		60,691	448,820
Standard Chartered		19,729	370,022
Tesco		66,082	384,426
Ultra Electronics Holdings		14,940	267,914
Venture Production		42,867	572,660
Vodafone Group		761,325	1,467,964
			11,332,366

Total Investments (cost $53,451,060)		99.7%	51,509,282
Cash and Receivables (Net)		.3%	159,323
Net Assets		100.0%	51,668,605

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Financial	17.7	Oil & Gas	8.0
Telecommunications	15.7	Consumer Services	5.3
Industrial	12.7	Technology	3.1
Materials	12.5	Utilities	1.2
Consumer Goods	11.5	Energy	.8
Health Care	11.2		99.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	53,451,060	51,509,282
Cash denominated in foreign currencies	94,470	93,780
Receivable for investment securities sold		505,953
Dividends and interest receivable		338,111
Receivable for shares of Beneficial Interest subscribed		125,760
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		69,811
Prepaid expenses		852
		52,643,549
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		70,982
Cash overdraft due to Custodian		47,272
Payable for investment securities purchased		661,270
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		125,588
Payable for shares of Beneficial Interest redeemed		44,318
Interest payable—Note 2		92
Accrued expenses		25,422
		974,944
Net Assets ($)		51,668,605
Composition of Net Assets ($):
Paid-in capital		74,646,394
Accumulated undistributed investment income—net		368,416
Accumulated net realized gain (loss) on investments		(21,351,512)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(1,994,693)
Net Assets ($)		51,668,605

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	40,006,326	11,662,279
Shares Outstanding	3,111,095	906,824
Net Asset Value Per Share ($)	12.86	12.86

See notes to financial statements.

The Portfolio 11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $87,802 foreign taxes withheld at source):
Unaffiliated issuers	1,144,088
Affiliated issuers	271
Total Income	1,144,359
Expenses:
Investment advisory fee—Note 3(a)	169,594
Custodian fees—Note 3(b)	45,621
Prospectus and shareholders’ reports	20,577
Auditing fees	15,959
Distribution fees—Note 3(b)	13,307
Trustees’ fees and expenses—Note 3(c)	2,905
Shareholder servicing costs—Note 3(b)	1,501
Legal fees	1,109
Loan commitment fees—Note 2	395
Interest expense—Note 2	92
Miscellaneous	14,749
Total Expenses	285,809
Less—reduction in fees due to
earnings credits—Note 1(c)	(20)
Net Expenses	285,789
Investment Income—Net	858,570
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(7,783,703)
Net realized gain (loss) on forward foreign currency exchange contracts	15,672
Net Realized Gain (Loss)	(7,768,031)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	9,415,269
Net Realized and Unrealized Gain (Loss) on Investments	1,647,238
Net Increase in Net Assets Resulting from Operations	2,505,808

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	858,570	1,145,974
Net realized gain (loss) on investments	(7,768,031)	(12,759,068)
Net unrealized appreciation
(depreciation) on investments	9,415,269	(26,755,080)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,505,808	(38,368,174)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,559,455)	(1,044,139)
Service Shares	(448,205)	(232,930)
Net realized gain on investments:
Initial Shares	—	(1,922,444)
Service Shares	—	(497,659)
Total Dividends	(2,007,660)	(3,697,172)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,589,994	11,271,804
Service Shares	677,371	5,935,274
Dividends reinvested:
Initial Shares	1,559,455	2,966,583
Service Shares	448,205	730,589
Cost of shares redeemed:
Initial Shares	(3,860,840)	(15,239,119)
Service Shares	(1,243,200)	(4,129,338)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	2,170,985	1,535,793
Total Increase (Decrease) in Net Assets	2,669,133	(40,529,553)
Net Assets ($):
Beginning of Period	48,999,472	89,529,025
End of Period	51,668,605	48,999,472
Undistributed investment income—net	368,416	1,517,506

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Capital Share Transactions:
Initial Shares
Shares sold	372,741	581,150
Shares issued for dividends reinvested	145,066	145,207
Shares redeemed	(336,424)	(864,884)
Net Increase (Decrease) in Shares Outstanding	181,383	(138,527)
Service Shares
Shares sold	56,250	308,758
Shares issued for dividends reinvested	41,693	35,796
Shares redeemed	(106,313)	(236,219)
Net Increase (Decrease) in Shares Outstanding	(8,370)	108,335

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The portfolio’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the portfolio’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Initial Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	12.75	23.12	20.08	16.41	14.36	11.97
Investment Operations:
Investment income—net[a]	.23	.30	.29	.22	.26	.27
Net realized and unrealized
gain (loss) on investments	.43	(9.70)	3.10	3.59	1.85	2.64
Total from Investment Operations	.66	(9.40)	3.39	3.81	2.11	2.91
Distributions:
Dividends from
investment income—net	(.55)	(.34)	(.35)	(.14)	(.06)	(.52)
Dividends from net realized
gain on investments	—	(.63)	—	—	—	—
Total Distributions	(.55)	(.97)	(.35)	(.14)	(.06)	(.52)
Net asset value, end of period	12.86	12.75	23.12	20.08	16.41	14.36
Total Return (%)	6.05[b]	(42.22)	17.12	23.31	14.75	24.57
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20[c]	1.10	1.03	1.03	1.10	1.04
Ratio of net expenses
to average net assets	1.20[c,d]	1.08	.98	.97	1.09	1.04[d]
Ratio of net investment income
to average net assets	3.86[c]	1.62	1.37	1.19	1.76	2.13
Portfolio Turnover Rate	53.09[b]	99.61	113.77	98.92	92.82	96.55
Net Assets, end of period
($ x 1,000)	40,006	37,360	70,923	59,561	42,289	38,874

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	12.72	23.06	20.05	16.39	14.35	11.95
Investment Operations:
Investment income—net[a]	.21	.24	.22	.16	.22	.24
Net realized and unrealized
gain (loss) on investments	.44	(9.66)	3.11	3.61	1.85	2.63
Total from Investment Operations	.65	(9.42)	3.33	3.77	2.07	2.87
Distributions:
Dividends from
investment income—net	(.51)	(.29)	(.32)	(.11)	(.03)	(.47)
Dividends from net realized
gain on investments	—	(.63)	—	—	—	—
Total Distributions	(.51)	(.92)	(.32)	(.11)	(.03)	(.47)
Net asset value, end of period	12.86	12.72	23.06	20.05	16.39	14.35
Total Return (%)	5.87[b]	(42.36)	16.84	23.06	14.45	24.20
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46[c]	1.35	1.28	1.28	1.34	1.29
Ratio of net expenses
to average net assets	1.46[c,d]	1.34	1.23	1.21	1.33	1.29[d]
Ratio of net investment income
to average net assets	3.61[c]	1.33	1.02	.90	1.50	1.89
Portfolio Turnover Rate	53.09[b]	99.61	113.77	98.92	92.82	96.55
Net Assets, end of period
($ x 1,000)	11,662	11,639	18,607	9,716	5,870	4,265

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the International Equity Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a non-diversified series.The portfolio’s investment objective is to maximize capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. Newton Capital Management Limited (“Newton”) is the portfolio’s sub-investment adviser. Newton is also a wholly-owned subsidiary of BNY Mellon, and an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio’s shares, which are sold without a sales charge.The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices

18

of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2009 in valuing the portfolio’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign	51,509,282	—	—	51,509,282
Other Financial
Instruments†	—	69,811	—	69,811
Liabilities ($)
Other Financial
Instruments†		(125,588)	—	(125,588)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represents unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from

20

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the portfolio did not have any liabilities for any uncertain tax positions.The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The portfolio has an unused capital loss carryover of $8,146,593 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008, was as follows: ordinary income $1,279,244, and long-term capital gains $2,417,928.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank,N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility fees for each Facility. Interest is charged to the portfolio based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

22

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2009 was approximately $6,000 with a related weighted average annualized interest rate of 3.09%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.35%
$100 million up to $1 billion	.30%
$1 billion up to $1.5 billion	.26%
In excess of $1.5 billion	.20%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2009, Service shares were charged $13,307 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

portfolio. During the period ended June 30, 2009, the portfolio was charged $117 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended June 30, 2009, the portfolio was charged $20 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $45,621 pursuant to the custody agreement.

During the period ended June 30, 2009, the portfolio was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $31,590, Rule 12b-1 distribution plan fees $2,420, custodian fees $35,262, chief compliance officer fees $1,670 and transfer agency per account fees $40.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2009, amounted to $26,042,627 and $23,716,963, respectively.

24

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

During the period ended June 30, 2009, the average notional value of foreign exchange contracts was $5,086,454, which represented 11% of average net assets.

Forward Foreign Currency Exchange Contracts:The portfolio may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the portfolio would incur a loss if the value of the contracts increase between the date the forward contracts are opened and the date the forward contracts are closed. The portfolio realizes a gain if the value of the contracts decrease between those dates.With respect to purchases of forward contracts, the portfolio would incur a loss if the value of the contracts decrease between the date the forward contracts are opened and the date the forward contracts are closed. The portfolio realizes a gain if the value of the contracts increase between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperfor-mance on these forward contracts, which is typically limited to the

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized gain on each open contract. The following summarizes open forward contracts at June 30, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
British Pounds,
expiring 7/1/2009	20,359	33,590	33,494	(96)
British Pounds,
expiring 7/2/2009	31,173	51,835	51,286	(549)
Japanese Yen,
expiring 7/2/2009	2,529,002	26,507	26,252	(255)
Japanese Yen,
expiring 7/2/2009	17,934,314	187,245	186,166	(1,079)
Norwegian Krone,
expiring 8/14/2009	6,184,944	893,081	960,714	67,633
Sales:		Proceeds ($)
British Pounds,
expiring 8/14/2009	618,000	893,081	1,016,690	(123,609)
Japanese Yen,
expiring 7/1/2009	35,349,901	369,125	366,947	2,178
Gross unrealized
appreciation				69,811
Gross unrealized
depreciation				(125,588)

At June 30, 2009, accumulated net unrealized depreciation on investments was $1,941,778, consisting of $3,992,540 gross unrealized appreciation and $5,934,318 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Note 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus and the Sub-Investment Advisory Agreement between Dreyfus and Newton Capital Management Limited (“Newton”) (together, the “Agreements”) for a one-year term ending March 30, 2010. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and Newton pursuant to their Agreements. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Newton’s research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over

The Portfolio 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Newton.The Board also considered Newton’s brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ and Newton’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of international growth funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all international growth funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the first quartile of the Performance Group and Performance Universe for the one-year period ended December 31, 2008 and ranked in first or second quartile of the Performance Group and Performance Universe for other various periods ended December 31, 2008. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was in the first quartile of the Expense Group and the actual management fee and the total expense ratio were in the second quartile of the Expense Group and Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus, Newton or their affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar invest-

28

ment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ or Newton’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and Newton and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management and sub-advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board also considered the fee to Newton in relation to the fee paid to Dreyfus and the respective services provided by Newton and Dreyfus. The Board also noted that Newton’s fee is paid by Dreyfus and not by the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus or Newton from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Since Dreyfus, and not the fund, pays Newton pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Newton’s profitability to be relevant to its deliberations. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and Newton are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fees paid to Dreyfus and Newton were reasonable in light of the considerations described above.

30

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Agreements was in the best interests of the fund and its shareholders.

The Portfolio 31

NOTES

Dreyfus Variable Investment Fund, International Value Portfolio

SEMIANNUAL REPORT June 30, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents
THE PORTFOLIO
2	A Letter from the Chairman and CEO
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
29	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund, International Value Portfolio

The Portfolio

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, InternationalValue Portfolio, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe global recession and banking crisis that dominated the financial markets at the start of 2009 appear to have eased as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow.After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major international stock market indices to post gains for the six-month reporting period.While the global economy remains weak overall, we have seen encouraging evidence of potential recovery that could take firmer hold later this year, including signs of healing in the battered financial and manufacturing sectors. Meanwhile, inflation in most developed markets has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the international stock markets’ 2009 rebound. Indeed, the markets’ advance was led mainly by the emerging markets as investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the markets lower. In uncertain markets such as these, even the most seasoned investors can benefit from professional counsel.To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Variable Investment Fund, InternationalValue Portfolio’s Initial shares produced a total return of 7.35%, and its Service shares produced a total return of 7.20%.1 This compares with a 7.95% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

International stocks generally fell sharply over the first half of an especially volatile reporting period as a global recession and banking crisis took their toll. However, international equities recovered significantly during a springtime market rally in anticipation of an economic recovery, enabling the fund to offset losses incurred earlier in the reporting period and causing it to lag its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth by investing in stocks of foreign companies that we consider to be value companies.The fund may invest in companies of any size, and may also invest in companies located in emerging markets. Our investment approach is value-oriented and research-driven.When selecting stocks,we conduct extensive quantitative and fundamental research that emphasizes individual stock selection rather than economic and industry trends.We focus on how a stock is valued relative to its intrinsic worth, the company’s underlying business health as measured by return on assets and return on equity, and the presence of a catalyst that may trigger an increase in the stock price.

International Equities Rebounded in a Sustained Rally

The first half of 2009 saw both staggering losses and impressive gains, as international equities lost considerable value during the first three months of the reporting period and rebounded sharply over its final three months.The springtime rally erased all of the markets’ previous

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

2009 losses and enabled the fund to end the reporting period with positive absolute results.

When the year began, investor sentiment was depressed by a deep and prolonged global recession. Rising unemployment rates and plummeting housing prices led to economic deterioration in many parts of the world, dampening consumer spending and business investment. At the same time, the world was in the grip of a financial crisis that nearly led to the collapse of the global banking system.The effects of the financial crisis were particularly severe among European banks, which reported massive write-downs among assets tied to troubled loans.

By mid-March, however, international investor sentiment quickly improved as overseas equity markets responded to a strong rally in the United States. The rebound was led primarily by stocks and market sectors that had been severely beaten down during the downturn.While the developed markets generally underperformed their U.S. counterparts in the rally,the emerging markets fared especially well.In fact,the emerging markets posted their best monthly returns on record in March 2009, with all regions posting double-digit gains. The fund benefited greatly from overweighted exposure to the emerging markets, achieving especially strong gains from holdings such as Taiwan’s Compal Electronics, Petrobras in Brazil and South Korea’s Hyundai Motor.

Other positive contributions to the fund’s relative performance came from Japan, Greece, France and Germany. Japanese consumer discretionary stocks benefited from the rebound in the U.S. and China, as Nissan Motor, Toyota Motor, automotive components manufacturer Takata Corporation and industrials firm Chiyoda bolstered the fund’s results. In Greece, winners included Coca-Cola Hellenic Bottling and Public Power Corp., the country’s leading electric utility.

French banks Credit Agricole and BNP Paribas performed well relative to their European peers, having addressed balance sheet stresses early in the global financial crisis. Retailer Carrefour, also in France, rebounded when its new CEO outlined a business strategy that was well received by investors. In Germany, key export-oriented sectors began to rebound in late March, leading to strong gains from BMW Autos and MTU Aero Engines Holdings, which provides parts and services to the aircraft industry.

4

On the other hand, the fund’s returns compared to its benchmark were hindered by the lack of exposure to commodities stocks, most notably metals-and-mining giants BHP Billiton and Rio Tinto. Other detractors included Novartis, the large pharmaceutical firm, and reinsurance firm Swiss Re, which we sold.

Searching for Value Opportunities in a Turbulent Market

As of the end of the reporting period,we are pleased that some economic indicators have begun to exceed analysts’ expectations, and that government stimulus packages — combined with financial sector support — appear to have stemmed the decline in capital investment and bank lending, most notably in the United States and China. Given the major sell-off in global equities last year, the March rebound was not surprising to us. However, in our view, sustainable profit growth will require a recovery in consumption and business investment.Therefore, we intend to adhere to our investment discipline, and we will continue to search for high-quality, value-oriented companies that have not yet fully benefited from the market’s recent rebound.

July 15, 2009

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.
Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, International Value
Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Portfolio 5

UNDERSTANDING YOUR
PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 7.09	$ 8.37
Ending value (after expenses)	$1,073.50	$1,072.00

COMPARING YOUR PORTFOLIO’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 6.90	$ 8.15
Ending value (after expenses)	$1,017.95	$1,016.71

† Expenses are equal to the portfolio’s annualized expense ratio of 1.38% for Initial shares and 1.63% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2009 (Unaudited)

Common Stocks—94.6%	Shares	Value ($)
Australia—2.3%
Amcor	175,810	706,923
BlueScope Steel	80,310	163,726
Incitec Pivot	141,630	271,619
Insurance Australia Group	131,191	371,056
National Australia Bank	34,451	622,950
		2,136,274
Brazil—.8%
Petroleo Brasileiro, ADR	10,020	410,620
Tele Norte Leste Participacoes, ADR	22,960	341,415
		752,035
China—.4%
PetroChina, ADR	3,590	396,623
Finland—2.3%
Nokia	99,420	1,456,090
UPM-Kymmene	74,098	645,524
		2,101,614
France—11.8%
Cap Gemini	15,270	562,104
Carrefour	18,240	778,392
Credit Agricole	62,414	777,165
Danone	20,600	1,016,663
France Telecom	45,270	1,026,280
GDF SUEZ	25,604	953,285
Lagardere	15,330	509,043
Sanofi-Aventis	32,454	1,906,274
Societe Generale	10,230	558,048
Societe Television Francaise 1	690	7,737
Total	41,510	2,240,793
Vivendi	22,844	545,919
		10,881,703
Germany—7.0%
Adidas	6,910	262,701
Allianz	4,180	384,851
Bayer	16,980	910,421
Bayerische Motoren Werke	7,250	272,982

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
Daimler	15,474	559,628
Deutsche Post	57,250	745,713
Deutsche Telekom	29,500	347,628
E.ON	37,720	1,334,538
Munchener Ruckversicherungs	5,810	784,007
RWE	7,077	556,863
Siemens	4,630	319,306
		6,478,638
Greece—1.4%
Coca-Cola Hellenic Bottling	30,930	637,839
Public Power	32,750 [a]	675,371
		1,313,210
Hong Kong—2.9%
BOC Hong Kong Holdings	834,500	1,462,250
China Mobile, ADR	9,080	454,726
Hutchison Whampoa	85,900	561,394
Johnson Electric Holdings	722,000	194,706
		2,673,076
Italy—3.2%
Banco Popolare	49,630 [a]	370,399
ENI	23,965	566,489
Finmeccanica	82,866	1,165,981
Mediaset	35,890	201,017
Saras	94,840	270,086
Unipol Gruppo Finanziario	303,377 [a]	355,159
		2,929,131
Japan—22.4%
Aeon	65,800	652,297
Asahi Breweries	31,700	456,406
Astellas Pharma	13,400	475,715
Canon	12,759	418,523
Central Japan Railway	160	984,896
Chiyoda	16,170	131,260

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Chuo Mitsui Trust Holdings	148,700	569,578
Daiwa House Industry	61,490	663,825
Dentsu	24,500	516,271
JS Group	44,100	682,089
Kao	15,000	327,763
KDDI	206	1,094,846
Mediceo Paltac Holdings	19,700	225,967
Mitsubishi Chemical Holdings	133,000	564,665
Mitsubishi Electric	34,930	221,542
Mitsubishi Rayon	83,000	242,103
Mitsubishi UFJ Financial Group	246,900	1,532,633
Murata Manufacturing	23,160	985,685
NGK Spark Plug	71,400	682,612
Nintendo	2,070	572,213
Nippon Express	93,000	423,802
Nissan Motor	51,600	313,880
Nomura Holdings	99,500	840,743
NTT Data	71	229,948
Omron	9,500	137,567
Panasonic	39,460	533,315
Ricoh	23,700	306,291
Sekisui Chemical	41,300	259,800
Seven & I Holdings	15,900	374,661
Shin-Etsu Chemical	160	7,441
Sumitomo Mitsui Financial Group	32,800	1,338,081
Takashimaya	48,180	380,599
Takata	12,900	204,611
Tokyo Electron	7,900	382,966
Tokyo Gas	318,440	1,140,414
Toyota Motor	27,700	1,055,265
Yamaha Motor	36,700	408,773
Yamato Holdings	20,000	266,985
		20,606,031

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Malaysia—.9%
Malayan Banking	500,250	839,680
Mexico—.6%
America Movil, ADR, Ser. L	13,890	537,821
Netherlands—2.4%
Aegon	46,164	283,850
Koninklijke Philips Electronics	25,250	464,916
Royal Dutch Shell, Cl. A	57,359	1,432,305
		2,181,071
Russia—.4%
Gazprom, ADR	15,600	315,900
Singapore—2.6%
DBS Group Holdings	217,845	1,774,766
Oversea-Chinese Banking	126,565	579,073
		2,353,839
South Africa—.5%
Nedbank Group	36,954	469,877
South Korea—3.0%
Hyundai Motor	6,958	404,716
KB Financial Group, ADR	14,920 [a]	496,985
Korea Electric Power, ADR	27,560 [a]	316,940
KT, ADR	36,440	523,278
Samsung Electronics	1,514	703,550
SK Telecom, ADR	21,240	321,786
		2,767,255
Spain—.9%
Banco Santander	11,167	134,099
Iberdrola	87,900 [a]	690,543
		824,642
Sweden—1.0%
Investor, Cl. B	24,530	378,380
Sandvik	76,070	564,511
		942,891
Switzerland—7.5%
Adecco	3,360	139,960

10

Common Stocks (continued)	Shares	Value ($)
Switzerland (continued)
Clariant	79,155 [a]	499,750
Givaudan	797	488,154
Julius Baer Holding	2,480	96,274
Nestle	39,450	1,485,706
Novartis	60,179	2,439,173
Roche Holding	8,200	1,114,666
UBS	53,154 [a]	650,146
		6,913,829
Taiwan—.8%
Compal Electronics	520,711	422,949
United Microelectronics	986,000	330,570
		753,519
United Kingdom—19.5%
Anglo American	56,431	1,637,235
BP	336,585	2,645,811
Centrica	338,380	1,241,445
Friends Provident Group	566,207	611,358
GlaxoSmithKline	98,515	1,731,788
HSBC Holdings	249,174	2,059,950
Royal Dutch Shell, Cl. A	41,780	1,043,417
Smith & Nephew	63,882	472,418
Tesco	203,530	1,184,019
Unilever	99,426	2,329,313
Vodafone Group	1,341,781	2,587,183
WPP	56,600	375,499
		17,919,436
Total Common Stocks
(cost $107,694,590)		87,088,095

Preferred Stocks—1.4%
Germany
Henkel & Co.
(cost $1,777,478)	40,370	1,258,961

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,300,000)	2,300,000 [b]	2,300,000

Total Investments (cost $111,772,068)	98.5%	90,647,056
Cash and Receivables (Net)	1.5%	1,367,514
Net Assets	100.0%	92,014,570

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	20.9	Industrial	7.7
Consumer Staples	11.4	Utilities	7.6
Energy	10.1	Information Technology	6.8
Health Care	10.1	Materials	5.4
Consumer Discretionary	8.1	Money Market Investment	2.5
Telecommunication Services	7.9		98.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	109,472,068	88,347,056
Affiliated issuers	2,300,000	2,300,000
Cash		230,082
Cash denominated in foreign currencies	751,625	760,340
Receivable for investment securities sold		762,899
Dividends and interest receivable		529,384
Receivable for shares of Beneficial Interest subscribed		44,090
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		1,308
Prepaid expenses		1,154
		92,976,313
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		149,898
Payable for investment securities purchased		514,780
Payable for shares of Beneficial Interest redeemed		270,407
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		792
Accrued expenses		25,866
		961,743
Net Assets ($)		92,014,570
Composition of Net Assets ($):
Paid-in capital		146,839,541
Accumulated undistributed investment income—net		1,394,285
Accumulated net realized gain (loss) on investments		(35,112,457)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(21,106,799)
Net Assets ($)		92,014,570

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	50,505,688	41,508,882
Shares Outstanding	5,644,075	4,634,783
Net Asset Value Per Share ($)	8.95	8.96

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $205,983 foreign taxes withheld at source):
Unaffiliated issuers	2,011,371
Affiliated issuers	1,598
Interest	494
Total Income	2,013,463
Expenses:
Investment advisory fee—Note 3(a)	410,212
Custodian fees—Note 3(b)	94,605
Distribution fees—Note 3(b)	45,941
Professional fees	20,976
Prospectus and shareholders’ reports	13,148
Trustees’ fees and expenses—Note 3(c)	5,444
Shareholder servicing costs—Note 3(b)	2,907
Loan commitment fees—Note 2	713
Miscellaneous	17,502
Total Expenses	611,448
Less—reduction in fees due to
earnings credits—Note 1(c)	(46)
Net Expenses	611,402
Investment Income—Net	1,402,061
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(17,241,619)
Net realized gain (loss) on forward foreign currency exchange contracts	65,210
Net Realized Gain (Loss)	(17,176,409)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	21,522,644
Net Realized and Unrealized Gain (Loss) on Investments	4,346,235
Net Increase in Net Assets Resulting from Operations	5,748,296

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	1,402,061	3,644,266
Net realized gain (loss) on investments	(17,176,409)	(17,293,108)
Net unrealized appreciation
(depreciation) on investments	21,522,644	(47,886,464)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,748,296	(61,535,306)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,145,219)	(1,920,176)
Service Shares	(1,533,663)	(1,416,302)
Net realized gain on investments:
Initial Shares	—	(14,668,614)
Service Shares	—	(12,285,277)
Total Dividends	(3,678,882)	(30,290,369)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,875,633	15,111,981
Service Shares	8,492,100	17,272,345
Dividends reinvested:
Initial Shares	2,145,219	16,588,790
Service Shares	1,533,663	13,701,579
Cost of shares redeemed:
Initial Shares	(7,611,674)	(33,408,036)
Service Shares	(10,582,907)	(27,737,249)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,147,966)	1,529,410
Total Increase (Decrease) in Net Assets	921,448	(90,296,265)
Net Assets ($):
Beginning of Period	91,093,122	181,389,387
End of Period	92,014,570	91,093,122
Undistributed investment income—net	1,394,285	3,671,106

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Capital Share Transactions:
Initial Shares
Shares sold	621,916	1,319,997
Shares issued for dividends reinvested	300,031	1,324,983
Shares redeemed	(948,449)	(2,804,043)
Net Increase (Decrease) in Shares Outstanding	(26,502)	(159,063)
Service Shares
Shares sold	1,045,378	1,316,595
Shares issued for dividends reinvested	214,199	1,095,250
Shares redeemed	(1,323,246)	(2,300,880)
Net Increase (Decrease) in Shares Outstanding	(63,669)	110,965

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.The portfolio’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the portfolio’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Initial Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	8.79	17.43	19.50	17.49	15.85	13.54
Investment Operations:
Investment income—net[a]	.14	.34	.31	.29	.22	.16
Net realized and unrealized
gain (loss) on investments	.41	(5.94)	.44	3.44	1.64	2.54
Total from Investment Operations	.55	(5.60)	.75	3.73	1.86	2.70
Distributions:
Dividends from
investment income—net	(.39)	(.35)	(.31)	(.26)	—	(.16)
Dividends from net realized
gain on investments	—	(2.69)	(2.51)	(1.46)	(.22)	(.23)
Total Distributions	(.39)	(3.04)	(2.82)	(1.72)	(.22)	(.39)
Net asset value, end of period	8.95	8.79	17.43	19.50	17.49	15.85
Total Return (%)	7.35[b]	(37.32)	4.15	22.60	11.89	20.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.38[c]	1.23	1.19	1.19	1.20	1.25
Ratio of net expenses
to average net assets	1.38[c,d]	1.23[d]	1.18	1.18	1.17	1.24
Ratio of net investment income
to average net assets	3.54[c]	2.79	1.69	1.59	1.39	1.08
Portfolio Turnover Rate	34.62[b]	55.27	66.08	60.27	54.32	44.05
Net Assets, end of period
($ x 1,000)	50,506	49,868	101,614	118,733	94,988	88,713

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	8.77	17.39	19.47	17.47	15.86	13.56
Investment Operations:
Investment income—net[a]	.13	.32	.27	.24	.18	.06
Net realized and unrealized
gain (loss) on investments	.41	(5.94)	.44	3.45	1.65	2.62
Total from Investment Operations	.54	(5.62)	.71	3.69	1.83	2.68
Distributions:
Dividends from
investment income—net	(.35)	(.31)	(.28)	(.23)	—	(.15)
Dividends from net realized
gain on investments	—	(2.69)	(2.51)	(1.46)	(.22)	(.23)
Total Distributions	(.35)	(3.00)	(2.79)	(1.69)	(.22)	(.38)
Net asset value, end of period	8.96	8.77	17.39	19.47	17.47	15.86
Total Return (%)	7.20[b]	(37.48)	3.92	22.39	11.69	19.83
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.63[c]	1.48	1.44	1.44	1.45	1.49
Ratio of net expenses
to average net assets	1.63[c,d]	1.48[d]	1.39	1.38	1.36	1.39
Ratio of net investment income
to average net assets	3.26[c]	2.58	1.49	1.33	1.10	.44
Portfolio Turnover Rate	34.62[b]	55.27	66.08	60.27	54.32	44.05
Net Assets, end of period
($ x 1,000)	41,509	41,225	79,776	80,358	54,255	34,119

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the InternationalValue Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing

20

service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2009 in valuing the portfolio’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign	88,347,056	—	—	88,347,056
Mutual Funds	2,300,000	—	—	2,300,000
Other Financial
Instruments†	—	1,308	—	1,308
Liabilities ($)
Other Financial
Instruments†	—	(792)	—	(792)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

22

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the portfolio did not have any liabilities for any uncertain tax positions.The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The portfolio has an unused capital loss carryover of $9,980,117 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income $13,619,753 and long-term capital gains $16,670,616.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The portfolio participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the portfolio based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended June 30, 2009, the portfolio did not borrow under the Facilities.

24

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2009, Service shares were charged $45,941 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $279 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended June 30, 2009, the portfolio was charged $46 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the portfolio.

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2009, the portfolio was charged $94,605 pursuant to the custody agreement.

During the period ended June 30, 2009, the portfolio was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $77,666, Rule 12b-1 distribution plan fees $8,964, custodian fees $61,508, chief compliance officer fees $1,670 and transfer agency per account fees $90.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2009, amounted to $27,756,300 and $31,594,895, respectively.

The portfolio adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

During the period ended June 30, 2009, the average notional value of foreign currency contracts was $605,131, which represented .73% of average net assets.

Forward Foreign Currency Exchange Contracts: The portfolio may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to

26

settle foreign currency transactions or as a part of an investment strategy. When executing forward contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the portfolio would incur a loss if the value of the contracts increases between the date the forward contracts are opened and the date the forward contracts are closed.The portfolio realizes a gain if the value of the contracts decreases between those dates.With respect to purchases of forward contracts, the portfolio would incur a loss if the value of the contracts decreases between the date the forward contracts are opened and the date the forward contracts are closed.The portfolio realizes a gain if the value of the contracts increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward contracts at June 30, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 7/1/2009	111,241	89,426	89,638	212
Australian Dollar,
Expiring 7/2/2009	112,512	91,247	90,662	(585)
Sales:		Proceeds ($)
British Pounds,
Expiring 7/2/2009	44,981	74,367	74,003	364
Euro,
Expiring 7/1/2009	6,708	9,426	9,410	16
Japanese Yen,
Expiring 7/1/2009	6,645,823	69,634	68,987	647
Japanese Yen,
Expiring 7/2/2009	14,279,066	148,292	148,223	69
South African Rand,
Expiring 7/1/2009	121,925	15,604	15,811	(207)
Gross Unrealized
Appreciation				1,308
Gross Unrealized
Depreciation				(792)

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2009, accumulated net unrealized depreciation on investments was $21,125,012, consisting of $3,351,795 gross unrealized appreciation and $24,476,807 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

28

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of international value funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all international value funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the first quartile of the Performance Group and Performance Universe for the one-year period ended December 31, 2008. For other periods the fund’s performance was variously at, above and below the Performance Group and Performance Universe medians. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s management fees and expense ratios were higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board ana-

30

lyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

32

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents
THE PORTFOLIO
2	A Letter from the Chairman and CEO
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
21	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund, Money Market Portfolio

The Portfolio

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that punished the financial markets beginning in 2008 appear to have eased somewhat as of mid-year 2009. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow. After reaching multi-year lows early in 2009, equities and higher-yielding bonds have generally staged impressive rallies.Yet, the Federal Reserve Board has steadfastly maintained a highly accommodative monetary policy, keeping its target for short-term interest rates at close to 0.00%. Consequently, money market yields have declined to record lows.

Although recent developments in the financial markets give us reasons for optimism, we remain cautious due to the speed and magnitude of the markets’ rebound. Indeed, the markets’ advance was led mainly by lower-quality securities when investors developed renewed appetites for risk.We would prefer to see a steadier rise in asset prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the markets lower. In uncertain markets such as these, even the most seasoned investors can benefit from professional counsel. To determine how both your long-term investments and current liquid assets should be allocated for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Variable Investment Fund, Money Market Portfolio produced an annualized yield of 0.26%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 0.26% for the same period.1

Money market yields remained near historical lows throughout the reporting period as the Federal Reserve Board (the “Fed”) maintained its target for the federal funds rate at 0% to 0.25%.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified selection of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate and bank obligations of domestic and foreign issuers and dollar-denominated obligations issued or guaranteed by one or more foreign governments or their agencies.

Money Market Yields Near Historical Lows

The reporting period began in the midst of the longest and most severe recession since the 1930s, which was exacerbated by a banking crisis that had escalated over the second half of 2008, when major financial institutions suffered massive losses among mortgage- and asset-backed securities. The Fed attempted to restore stability by pumping massive amounts of liquidity into the banking system, and it created the Term Asset-Backed Securities Loan Facility (“TALF”) to support lending activity. The Fed also eased monetary policy aggressively, driving its

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

target for the overnight federal funds rate to an unprecedented low of 0% to 0.25% in December. As short-term interest rates declined to nearly 0%, so did yields of money market instruments.

In addition to the Fed’s actions, the U.S. Department of the Treasury responded with its own remedial measures in 2008, including the Troubled Assets Relief Program (“TARP”) and the Temporary Guarantee Program for Money Market Funds.The latter was designed to promote liquidity in the commercial paper market after one venerable money market fund incurred losses that drove its share price below one dollar.

When the reporting period began, the economic downturn continued to gain momentum as job losses mounted and consumer confidence plunged. It was announced in January that the median sales price of single-family homes had fallen 12% in December compared to one year earlier.The U.S. economy lost more than 650,000 jobs per month in February and March. Meanwhile, the Conference Board’s Consumer Confidence Index reached the lowest level since its inception in 1967. In an effort to stimulate the economy, the U.S. government enacted the $787 billion American Recovery and Reinvestment Act to retain and create jobs, provide budget relief to states and localities, maintain social programs and offer tax relief to businesses and individuals.

After hitting multi-year lows in early March, stocks and corporate bonds staged impressive rebounds through the reporting period’s end. Despite an estimated –6.1% annualized GDP growth rate over the first quarter of 2009, the markets were buoyed by signs that the economic downturn might be decelerating, including lower-than-expected numbers of jobless claims in April and May and a modest increase in retail sales. In addition, a decline in the three-month London Interbank Offered Rate (LIBOR) below 1% provided evidence of improvement in the global credit markets.

The U.S. economy continued to send mixed signals in June. For example, the National Association of Realtors announced that existing home sales rose 2.4% and the average sales price increased almost 4% in May, but the absolute number of sales and the average sales price remained approximately 15% and 20% below their 2007 peaks,

4

respectively. Similarly, the Institute for Supply Management said that its manufacturing index posted a month-over-month gain in June, but the index continued to indicate recessionary conditions among U.S. manufacturers. Perhaps most significant, the U.S. economy lost an additional 467,000 jobs in June, and the unemployment rate rose to 9.5%, its highest level in 26 years.

Focus on Quality and Liquidity

As credit conditions stabilized during the reporting period, we set the fund’s weighted average maturity in a range that was roughly in line with industry averages. However, it is important to note that the industry’s average weighted duration has been significantly shorter than historical norms as most money market funds have maintained a defensive footing.

In addition, the Fed again opined at its June 2009 meeting that “economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” Until we see more convincing evidence that the Fed is prepared to raise interest rates, we currently intend to maintain the fund’s conservative credit posture and focus on liquidity.

July 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Money Market Portfolio
made available through insurance products may be similar to other funds managed or advised by
Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s annualized yield would have been 0.23%, and the annualized effective yield would have been 0.23%.

The Portfolio 5

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Money Market Portfolio from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2009

Expenses paid per $1,000†	$2.93
Ending value (after expenses)	$1,001.30

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2009

Expenses paid per $1,000†	$2.96
Ending value (after expenses)	$1,021.87

† Expenses are equal to the portfolio’s annualized expense ratio of .59%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2009 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—8.4%	Amount ($)	Value ($)
Bank of America N.A.
0.80%, 11/23/09	15,000,000	15,000,000
Citibank (South Dakota) N.A., Sioux Falls
1.15%, 7/1/09	15,000,000	15,000,000
Total Negotiable Bank Certificates of Deposit
(cost $30,000,000)		30,000,000

Commercial Paper—62.6%
Abbey National North America LLC
0.45%, 8/5/09	15,000,000	14,993,438
Amsterdam Funding Corp.
0.65%, 7/27/09	10,000,000 [a]	9,995,306
Atlantis One Funding Corp.
0.47%, 8/3/09	15,000,000 [a]	14,993,538
CAFCO LLC
0.48%, 8/11/09	5,000,000 [a]	4,997,267
Calyon NA Inc.
0.54%—0.95%, 7/2/09—8/7/09	15,000,000	14,995,904
Cancara Asset Securitisation Ltd.
0.87%, 8/11/09	15,000,000 [a]	14,985,137
CIESCO LLC
0.40%, 9/10/09	5,000,000 [a]	4,996,056
Clipper Receivables Co.
1.15%, 7/16/09	10,000,000 [a]	9,995,208
Danske Corp., Inc.
0.40%, 9/14/09	15,000,000 [a]	14,987,500
Gemini Securitization Corp., LLC
0.50%, 8/7/09	15,000,000 [a]	14,992,292
General Electric Capital Services Inc.
0.50%, 8/6/09	15,000,000	14,992,500
Gotham Funding Corp.
0.52%, 7/22/09	10,000,000 [a]	9,996,967
Govco Inc.
0.48%, 8/14/09	15,000,000 [a]	14,991,200

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)
ING (US) Funding LLC
0.60%, 8/3/09	15,000,000	14,991,750
Mont Blanc Capital Corp.
0.45%, 8/13/09	15,000,000 [a]	14,991,937
Natexis Banques Populaires US Finance Co. LLC
1.09%, 8/5/09	15,000,000	14,984,104
Societe Generale N.A. Inc.
0.65%, 8/10/09	5,000,000	4,996,389
Svenska Handelsbanken Inc.,
0.48%, 8/6/09	8,775,000	8,770,788
Victory Receivables Corp.
0.48%, 8/7/09	5,000,000 [a]	4,997,533
Total Commercial Paper
(cost $223,644,814)		223,644,814

U.S. Government Agency—7.0%
Federal Home Loan Mortgage Corp.
0.43%, 9/30/09
(cost $24,972,826)	25,000,000 [b]	24,972,826

Repurchase Agreements—21.9%
Banc of America Securities LLC
0.06%, dated 6/30/09, due 7/1/09 in the
amount of $35,000,058 (fully collateralized
by $35,508,000 Federal National Mortgage
Association, 5%, due 6/18/24,
value $35,700,335)	35,000,000	35,000,000
Barclays Financial LLC
0.02%, dated 6/30/09, due 7/1/09 in the
amount of $13,000,007 (fully collateralized
by $11,736,200 U.S. Treasury Notes,
5.125%, due 5/15/16, value $13,260,102)	13,000,000	13,000,000

8

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
Deutsche Bank Securities
0.08%, dated 6/30/09, due 7/1/09 in the
amount of $30,000,067 (fully collateralized
by $29,883,000 Federal Farm Credit Bank,
5%, due 10/23/09, value $30,600,059)	30,000,000	30,000,000
Total Repurchase Agreements
(cost $78,000,000)		78,000,000

Total Investments (cost $356,617,640)	99.9%	356,617,640
Cash and Receivables (Net)	.1%	192,936
Net Assets	100.0%	356,810,576

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities amounted to $134,919,941 or 37.8% of net assets.
b On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	44.4	Finance	4.2
Repurchase Agreements	21.9	Foreign/Governmental	4.2
Asset-Backed/Multi-Seller Programs	18.2
U.S. Government Agency	7.0		99.9

† Based on net assets.
See notes to financial statements

The Portfolio 9

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $78,000,000)—Note 1(b)	356,617,640	356,617,640
Cash		278,018
Interest receivable		55,403
Prepaid expenses		38,881
		356,989,942
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		150,917
Payable for shares of Beneficial Interest redeemed		20,990
Accrued expenses		7,459
		179,366
Net Assets ($)		356,810,576
Composition of Net Assets ($):
Paid-in capital		356,795,891
Accumulated net realized gain (loss) on investments		14,685
Net Assets ($)		356,810,576
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		356,795,822
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Interest Income	1,401,069
Expenses:
Investment advisory fee—Note 2(a)	843,542
Treasury insurance expense—Note 1(e)	80,425
Custodian fees—Note 2(a)	57,250
Professional fees	33,091
Trustees’ fees and expenses—Note 2(b)	21,326
Shareholder servicing costs—Note 2(a)	1,018
Miscellaneous	7,514
Total Expenses	1,044,166
Less—reduction in expenses due to undertaking—Note 2(a)	(38,594)
Less—reduction in fees due to earnings credits—Note 1(b)	(1,830)
Net Expenses	1,003,742
Investment Income—Net	397,327
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	26,439
Net Increase in Net Assets Resulting from Operations	423,766

See notes to financial statements.

The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	397,327	7,560,845
Net realized gain (loss) on investments	26,439	10,725
Net Increase (Decrease) in Net Assets
Resulting from Operations	423,766	7,571,570
Dividends to Shareholders from ($):
Investment income—net	(397,327)	(7,560,845)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	263,441,072	244,021,667
Dividends reinvested	397,327	7,560,845
Cost of shares redeemed	(197,987,260)	(261,462,813)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	65,851,139	(9,880,301)
Total Increase (Decrease) in Net Assets	65,877,578	(9,869,576)
Net Assets ($):
Beginning of Period	290,932,998	300,802,574
End of Period	356,810,576	290,932,998

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The portfolio’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the portfolio’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.025	.048	.045	.026	.008
Distributions:
Dividends from
investment income—net	(.001)	(.025)	(.048)	(.045)	(.026)	(.008)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.26[a]	2.54	4.86	4.58	2.65	.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62[a]	.57	.55	.57	.59	.60
Ratio of net expenses
to average net assets	.59[a]	.57[b]	.55[b]	.57[b]	.59[b]	.60[b]
Ratio of net investment income
to average net assets	.24[a]	2.53	4.75	4.56	2.66	.77
Net Assets, end of period
($ x 1,000)	356,811	290,933	300,803	151,301	131,210	104,229

a	Annualized.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Portfolio 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

DreyfusVariable Investment Fund (the “company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Money Market Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge.

It is the portfolio’s policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

14

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the portfolio’s investments.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of June 30, 2009 in valuing the portfolio’s investments carried at fair value:

Investments in
Valuation Inputs	Securities ($)
Level 1—Quoted Prices	—
Level 2—Other Significant Observable Inputs	356,617,640
Level 3—Significant Unobservable Inputs	—
Total	356,617,640

The Portfolio 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution

16

requirements of the Internal Revenue Code of 1986 as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the portfolio did not have any liabilities for any uncertain tax positions.The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The portfolio has an unused capital loss carryover of $11,754 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $10,957 of the carryover expires in fiscal 2010, $17 expires in fiscal 2011, $65 expires in fiscal 2013 and $715 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008, was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Treasury’s Temporary Guarantee Program: The portfolio has entered into a Guarantee Agreement with the United States Department of theTreasury (the“Treasury”) to participate in theTreasury’sTemporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the portfolio held by shareholders as of September 19, 2008 at $1.00 per share if the portfolio’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the portfolio liquidates. Recovery under the Program is subject to certain conditions and limitations.

Portfolio shares acquired by investors after September 19, 2008 that increase the number of portfolio shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, portfolio shares acquired by investors who did not hold portfolio shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and has been further extended by the Treasury until September 18, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amount of .015%, .022% and .023%, respectively, of the portfolio’s shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense is being borne by the portfolio without regard to any expense limitation currently in effect.

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the portfolio’s average daily net assets and is payable monthly.

18

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time. During the period ended June 30, 2009, the reduction in expenses, pursuant to the undertaking, amounted to $38,594.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $187 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the period ended June 30, 2009, the portfolio was charged $20 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $57,250 pursuant to the custody agreement.

During the period ended June 30, 2009, the portfolio was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee $149,194, custodian fees $20,328, chief compliance officer fees $1,670 and transfer agency per account fees $54, which are offset against an expense reimbursement currently in effect in the amount of $20,329.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

20

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Portfolio 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of money market funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all money market funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the second quartile of the Performance Group and Performance Universe for the one-, two-, three- and four-year periods ended December 31, 2008 and was approximately at or above the Performance Group and Performance Universe medians for the five- and ten-year periods.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The fund’s management fees were above the Expense Group and Expense Universe medians while the total expense ratio was above the Expense Group median and just slightly above the Expense Universe median.

Representatives of Dreyfus noted that there were no similarly managed funds, separate accounts or wrap fee accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses

22

and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory

The Portfolio 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

24

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Contents
THE PORTFOLIO
2	A Letter from the Chairman and CEO
3	Discussion of Performance
6	Understanding Your Portfolio’s Expenses
6	Comparing Your Portfolio’s Expenses With Those of Other Funds
7	Statement of Investments
26	Statement of Financial Futures
27	Statement of Options Written
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statement of Changes in Net Assets
32	Financial Highlights
34	Notes to Financial Statements
50	Information About the Review and Approval of the Portfolio’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Quality Bond Portfolio

The Portfolio

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow. After reaching multi-year lows early in the year, higher-yielding segments of the bond market staged an impressive rally, while U.S.Treasury securities gave back some of their 2008 gains. While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the corporate bond market’s 2009 rebound. Indeed, the market’s advance was fueled more by investors’ renewed appetites for risk than improving business funda-mentals.We would prefer to see a steadier rise in asset prices supported by more concrete economic data,as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel.To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2009

DISCUSSION OF PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by David Bowser and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares achieved a total return of 5.59%, and its Service shares achieved a total return of 5.49%.1 The Barclays Capital U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 1.90% for the same period.2

The U.S. bond market remained volatile due to the lingering effects of the global financial crisis and recession, but continued declines among higher-yielding bonds early in the reporting period were offset by a springtime rally as investors grew more comfortable with credit risk.The fund produced higher returns than its benchmark, primarily as a result of an underweighted position in U.S.Treasury securities and overweight exposure to corporate bonds and mortgage-backed securities.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. To achieve this objective, the portfolio normally invests at least 80% of its assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities. The fund may also invest up to 10% of its net assets in non-dollar-denominated foreign securities and up to 20% of its assets in the securities of foreign issues collectively.

Sustained Market Rally Offset Earlier Weakness

The reporting period began amid a global banking crisis that had been exacerbated in 2008 by forced deleveraging among institutional investors, resulting in steep declines for higher-yielding bonds, including mortgage-backed securities, asset-backed securities, corporate bonds and

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

emerging-market securities. In contrast, U.S. Treasury securities had rallied strongly amid a “flight to quality,” causing their yields to fall to unprecedented low levels. Meanwhile, slumping housing markets, rising unemployment and deteriorating consumer confidence led to the longest and deepest recession since the 1930s.

The Federal Reserve Board (the “Fed”) and the U.S. government responded aggressively to the economic and financial crises. Government officials rescued a number of struggling corporations deemed “too big to fail” in 2008, and Congress followed up with the $787 billion American Recovery and Reinvestment Act of 2009. The Fed injected massive amounts of liquidity into the banking system and purchased mortgage-and asset-backed debt through unprecedented programs such as the Term Asset-Backed Securities Loan Facility (TALF). In addition, just weeks before the start of the reporting period, the Fed completed a series of dramatic interest-rate reductions by cutting its target for the overnight federal funds rate to an all-time low of 0% to 0.25%.

As it became clearer in March 2009 that these remedial measures had helped to avert a collapse of the U.S. banking system, investor sentiment began to improve. Fixed-income investors began to look forward to better credit-market conditions, and they became more tolerant of the risks they previously had avoided. Investors capitalized on attractive valuations among higher-yielding bonds, sparking impressive springtime rallies. Conversely, U.S.Treasury securities gave back some of their earlier gains.

Sector Allocation Strategy Proved Effective

The fund began the reporting period with underweighted exposure to U.S.Treasury securities, which offered historically low yields. Conversely, the fund started 2009 with overweight positions in higher-yielding market sectors that had been punished during the downturn, including investment-grade corporate bonds and higher-quality mortgage-backed securities.We also had established relatively modest positions in high yield corporate bonds, commercial mortgage-backed securities and international bonds, which are not represented in the fund’s benchmark.

This positioning fared well during the market rally, when yield differences between U.S. Treasury securities and other market sectors narrowed from historically wide levels. Although the fund’s corporate bond investments were broadly diversified across industry groups with an emphasis on traditionally defensive areas, such as utilities, the fund received particularly strong results from securities issued by companies in the financials sector. The fund’s investments in mortgage-backed securities primarily focused on lower-coupon bonds issued by U.S. government agencies, which generally held up better than non-agency mortgages under volatile market conditions.

On the other hand, we had established a relatively long average duration to guard against the potential effects of unexpected economic weakness on longer-term interest rates, and that position detracted modestly from the fund’s relative performance over the reporting period.

Balancing Opportunity with Risk Controls

As of the reporting period’s end, we have maintained a relatively constructive approach to our sector allocation strategy, as we believe that higher-yielding bonds have room for further gains as yield differences continue to moderate along the credit spectrum. In our judgment, this strategy positions the fund to participate in the stronger segments of the fixed-income markets while managing risks and volatility effectively.

July 15, 2009

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond Portfolio
may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other
Dreyfus fund/portfolio.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years.The Index does not include fees and expenses to which the fund is subject.

The Portfolio 5

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusVariable Investment Fund, Quality Bond Portfolio from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2009

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.77	$ 5.15
Ending value (after expenses)	$1,055.90	$1,054.90

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2009

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.71	$ 5.06
Ending value (after expenses)	$1,021.12	$1,019.79

† Expenses are equal to the portfolio’s annualized expense ratio of .74% for Initial shares and 1.01% for Service shares;
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2009 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—113.0%	Rate (%)	Date	Amount ($)		Value ($)
Advertising—.0%
Lamar Media,
Gtd. Notes	6.63	8/15/15	61,000	[a]	53,680
Aerospace & Defense—.4%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	340,000		310,250
Raytheon,
Sr. Unscd. Notes	5.50	11/15/12	210,000		228,704
					538,954
Agriculture—.2%
Altria Group,
Gtd. Notes	9.70	11/10/18	280,000		321,514
Asset-Backed Ctfs./
Auto Receivables—3.0%
Americredit Automobile Receivables
Trust, Ser. 2008-AF, Cl. A2A	4.47	1/12/12	305,505		307,140
Americredit Automobile Receivables
Trust, Ser. 2005-DA, Cl. A3	4.87	12/6/10	16,824		16,831
Americredit Automobile Receivables
Trust, Ser. 2006-BG, Cl. A3	5.21	10/6/11	249,668		249,272
Americredit Automobile Receivables
Trust, Ser. 2006-RM, Cl. A2	5.42	8/8/11	457,664		465,524
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	250,166	[b]	123,582
Capital Auto Receivables Asset
Trust, Ser. 2007-3, Cl. A3A	5.02	9/15/11	172,542		175,720
Capital One Auto Finance Trust,
Ser. 2007-A, Cl. A3B	0.32	8/15/11	148,554	[c]	147,664
Capital One Auto Finance Trust,
Ser. 2007-B, Cl. A3B	0.32	4/15/12	307,207	[c]	303,724
Capital One Auto Finance Trust,
Ser. 2006-C, Cl. A3A	5.07	7/15/11	113,641		113,642
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	675,836		680,460
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. C	5.47	9/15/12	215,000		203,593
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	250,000	[b]	152,748
Honda Auto Receivables Owner
Trust, Ser. 2008-1, Cl. A2	3.77	9/20/10	98,038		98,729

The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Household Automotive Trust,
Ser. 2005-3, Cl. A4	4.94	11/19/12	187,825		192,746
Hyundai Auto Receivables Trust,
Ser. 2007-A, Cl. A3A	5.04	1/17/12	209,303		213,875
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	610,000		434,102
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	90,112		90,143
					3,969,495
Asset-Backed Ctfs./Credit Cards—.7%
Capital One Multi-Asset Execution
Trust, Ser. 2004-C4, Cl. C4	0.97	6/15/12	425,000	[c]	423,195
Washington Mutual Master Note
Trust, Ser. 2007-B1, Cl. B1	4.95	3/17/14	440,000	[b]	438,533
					861,728
Asset-Backed Ctfs./
Home Equity Loans—1.1%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	462,278	[c]	373,913
Citicorp Residential Mortgage
Securities, Ser. 2006-2, Cl. A2	5.56	9/25/36	223,609	[c]	221,655
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. AAB	5.07	8/15/38	390,000	[c]	378,893
GSAA Home Equity Trust,
Ser. 2006-7, Cl. AV1	0.39	3/25/46	44,220	[c]	42,572
Mastr Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2	0.44	1/25/36	120,810	[c]	112,497
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.57	11/25/35	343,169	[c]	290,258
					1,419,788
Asset-Backed Ctfs./
Manufactured Housing—.1%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	110,436		105,550
Automotive, Trucks & Parts—.3%
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	335,000	[a]	331,650

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Banks—4.3%
Barclays Bank,
Jr. Sub. Bonds		5.93	9/29/49	460,000	[b,c]	262,541
Barclays Bank,
Sr. Unscd. Notes		6.75	5/22/19	120,000		119,224
Barclays Bank,
Sub. Bonds		7.70	4/29/49	430,000	[b,c]	358,254
Capital One Bank USA,
Sub. Notes		8.80	7/15/19	330,000		337,695
M & I Marshall & Ilsley Bank,
Sub. Notes, Ser. BN		0.92	12/4/12	225,000	[c]	156,580
M&T Bank,
Sr. Unscd. Bonds		5.38	5/24/12	190,000	[a]	187,761
Manufacturers & Traders Trust,
Sub. Notes		5.59	12/28/20	275,000	[c]	213,190
Morgan Stanley,
Sr. Unscd. Notes		5.30	3/1/13	620,000		628,495
NB Capital Trust IV,
Bank Gtd. Cap. Secs.		8.25	4/15/27	620,000		521,713
PNC Funding,
Gtd. Notes		6.70	6/10/19	325,000		335,811
Sovereign Bancorp,
Sr. Unscd. Notes		0.84	3/23/10	370,000	[c]	341,521
Sovereign Bancorp,
Sr. Unscd. Notes		4.80	9/1/10	525,000	[c]	512,958
Sumitomo Mitsui Banking,
Sub. Notes	EUR	4.38	7/29/49	210,000	[c,d]	223,896
Sumitomo Mitsui Banking,
Sub. Notes		5.63	7/29/49	255,000	[b,c]	234,984
SunTrust Preferred Capital I,
Bank Gtd. Notes		5.85	12/31/49	74,000	[c]	74,143
Wells Fargo & Co.,
Sub. Notes		6.38	8/1/11	290,000		304,031
Wells Fargo Capital XIII,
Gtd. Secs.		7.70	12/29/49	985,000	[c]	818,175
						5,630,972
Building & Construction—.2%
Masco,
Sr. Unscd. Notes		0.94	3/12/10	240,000	[c]	231,538

The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals—.2%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	315,000		316,080
Commercial &
Professional Services—.7%
ERAC USA Finance,
Bonds	5.60	5/1/15	310,000	[b]	282,476
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	500,000	[b]	452,155
ERAC USA Finance,
Notes	7.95	12/15/09	210,000	[b]	209,058
					943,689
Commercial Mortgage
Pass-Through Ctfs.—10.2%
Banc of America Commercial
Mortgage, Ser. 2002-2, Cl. A3	5.12	7/11/43	190,000		188,712
Bayview Commercial Asset Trust,
Ser. 2006-SP1, Cl. A1	0.58	4/25/36	54,963	[b,c]	32,879
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	0.67	4/25/34	118,449	[b,c]	73,808
Bayview Commercial Asset Trust,
Ser. 2006-2A, Cl. B2	1.78	7/25/36	328,853	[b,c]	67,911
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B2	2.01	4/25/36	76,098	[b,c]	15,286
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	3.31	11/25/35	83,312	[b,c]	21,704
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. B3	3.81	1/25/36	60,518	[b,c]	9,078
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	565,000	[c]	470,752
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	430,000	[c]	407,541
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28, Cl. A4	5.74	9/11/42	800,000	[c]	662,288
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.70	12/10/49	566,000	[c]	449,071
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	0.51	5/15/23	416,697	[b,c]	325,914

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Crown Castle Towers,
Ser. 2005-1A, Cl. AFX	4.64	6/15/35	200,000	[b]	195,000
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	950,000	[b]	912,000
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	190,000	[b]	186,200
Crown Castle Towers,
Ser. 2006-1A, Cl. C	5.47	11/15/36	505,000	[b]	494,900
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	240,000	[b]	232,800
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	350,000	[b]	343,000
First Union National Bank
Commercial Mortgage Trust,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	264,504		272,508
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. B	0.57	3/6/20	1,065,000	[b,c]	747,017
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. E	0.76	3/6/20	395,000	[b,c]	272,091
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	1.37	3/6/20	225,000	[b,c]	146,582
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	725,000		702,301
LB-UBS Commercial Mortgage Trust,
Ser. 2006-C1, Cl. A4	5.16	2/15/31	620,000		517,858
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C7, Cl. A3	5.87	9/15/45	920,000	[c]	706,319
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A2	4.44	11/12/35	249,286		247,418
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	165,000	[c]	160,637
Merrill Lynch Mortgage Trust,
Ser. 2002-MW1, Cl. A3	5.40	7/12/34	513,643		519,654
Morgan Stanley Capital I,
Ser. 2005-HQ5, Cl. A2	4.81	1/14/42	438,161		442,371
Morgan Stanley Capital I,
Ser. 2007-HQ11, Cl. A4	5.45	2/12/44	1,000,000	[c]	766,769

The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Capital I,
Ser. 2007-HQ11, Cl. AM	5.48	2/12/44	610,000	[c]	314,944
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.65	6/11/42	645,000	[c]	542,884
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	135,000	[b]	121,500
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	6.10	8/15/39	325,000	[c]	304,757
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	351,611		350,403
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C19, Cl. A5	4.66	5/15/44	300,000		266,682
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C34, Cl. A3	5.68	5/15/46	1,190,000		969,512
					13,461,051
Diversified Financial Services—7.1%
American Express Credit,
Sr. Unscd. Notes	0.38	11/9/09	315,000	[c]	312,900
American Express,
Sr. Unscd. Notes	7.25	5/20/14	575,000		595,406
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	233,000	[c]	176,133
Amvescap,
Gtd. Notes	5.38	2/27/13	250,000		218,765
Boeing Capital,
Sr. Unscd. Notes	7.38	9/27/10	490,000		519,854
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	390,000		418,179
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	1,000,000		938,023
Citigroup,
Sr. Unscd. Notes	6.13	5/15/18	85,000		74,468
Countrywide Home Loans,
Gtd. Notes	4.13	9/15/09	210,000		210,695
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	5/29/49	481,000	[c]	313,090

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	475,000	[b]	497,563
General Electric Capital,
Sr. Unscd. Notes	1.20	10/21/10	945,000	[a,c]	928,612
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	315,000	[c]	192,090
Goldman Sachs Group,
Sub. Notes	5.63	1/15/17	195,000		185,609
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	350,000		312,060
HSBC Finance Capital Trust IX,
Gtd. Notes	5.91	11/30/35	625,000	[c]	330,765
Hutchison Whampoa International,
Gtd. Notes	7.63	4/9/19	155,000	[b]	172,519
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	440,000		304,329
John Deere Capital,
Sr. Unscd. Notes	0.71	9/1/09	291,000	[c]	290,950
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	535,000		532,349
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	445,000		447,588
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	740,000		635,691
MUFG Capital Finance I,
Bank Gtd. Bonds	6.35	7/29/49	250,000	[c]	219,151
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	430,000	[b]	413,171
Windsor Financing,
Sr. Scd. Notes	5.88	7/15/17	94,752	[b]	83,483
					9,323,443
Electric Utilities—5.8%
AES,
Sr. Unscd. Notes	7.75	10/15/15	285,000		266,475
AES,
Sr. Unscd. Notes	8.00	10/15/17	270,000		252,450

The Portfolio 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	500,000		487,877
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	400,000		416,210
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	230,000		242,084
Consumers Energy,
First Mortgage Bonds, Ser. O	5.00	2/15/12	655,000	[a]	666,218
Enel Finance International,
Gtd. Notes	5.70	1/15/13	185,000	[b]	193,490
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	645,000	[b]	674,506
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	245,000		255,861
FPL Group Capital,
Gtd. Debs.	5.63	9/1/11	950,000		1,016,026
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	605,000		622,449
Nevada Power,
Mortgage Notes	6.50	8/1/18	305,000		312,404
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	265,000		273,905
NiSource Finance,
Gtd. Notes	1.23	11/23/09	260,000	[c]	257,960
NiSource Finance,
Gtd. Notes	5.25	9/15/17	375,000		322,077
NRG Energy,
Gtd. Notes	7.38	1/15/17	350,000		330,750
Ohio Power,
Sr. Unscd. Notes	1.35	4/5/10	390,000	[c]	385,807
Pacific Gas & Electric,
Sr. Unscd. Notes	6.35	2/15/38	260,000		282,215
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	130,000	[a]	134,369
Southern,
Sr. Unscd. Notes, Ser. A	5.30	1/15/12	290,000	[a]	304,679
					7,697,812

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Environmental Control—.4%
Allied Waste North America,
Sr. Unscd. Notes, Ser. B	7.13	5/15/16	115,000	115,730
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	210,000	199,342
Waste Management,
Gtd. Notes	7.38	5/15/29	200,000	197,716
				512,788
Food & Beverages—3.3%
Anheuser-Busch
InBev Worldwide,
Gtd. Notes	8.20	1/15/39	635,000 [b]	709,285
Bottling Group,
Sr. Unscd. Notes	5.13	1/15/19	325,000	331,873
Coca-Cola,
Sr. Unscd. Notes	4.88	3/15/19	295,000	303,707
Diageo Capital,
Gtd. Notes	7.38	1/15/14	445,000	503,987
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	100,000	106,622
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	755,000	781,910
Kroger,
Gtd. Notes	6.15	1/15/20	410,000	419,719
Safeway,
Sr. Unscd. Notes	6.35	8/15/17	410,000	433,964
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	257,000	248,005
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	293,000	290,070
SUPERVALU,
Sr. Unscd. Bonds	7.50	5/15/12	125,000	124,375
SUPERVALU,
Sr. Unscd. Bonds	7.50	11/15/14	35,000	33,775
SUPERVALU,
Sr. Unscd. Notes	8.00	5/1/16	150,000	146,250
				4,433,542

The Portfolio 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental—1.1%
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	505,000		520,907
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	305,000		316,402
Republic of Italy,
Sr. Unscd. Notes	5.38	6/12/17	310,000		315,574
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	326,000	[a]	331,216
					1,484,099
Health Care—1.0%
Ace INA Holdings,
Gtd. Notes	5.80	3/15/18	255,000		254,504
American Home Products,
Sr. Unscd. Notes	6.95	3/15/11	325,000	[c]	352,016
Community Health Systems,
Gtd. Notes	8.88	7/15/15	205,000		201,925
Davita,
Gtd. Notes	6.63	3/15/13	335,000		317,412
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	165,000		161,739
					1,287,596
Machinery—.3%
Atlas Copco,
Sr. Unscd. Bonds	5.60	5/22/17	265,000	[b]	255,251
Terex,
Gtd. Notes	7.38	1/15/14	135,000		124,200
					379,451
Manufacturing-Diversified—.8%
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	225,000	[b]	212,906
Honeywell International,
Sr. Unscd. Notes	5.00	2/15/19	485,000		496,313
Smiths Group,
Sr. Unscd. Notes	7.20	5/15/19	420,000	[b]	405,171
					1,114,390
Media—4.8%
BSKYB Finance UK,
Gtd. Notes	6.50	10/15/35	300,000	[b]	264,556

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Comcast,
Gtd. Notes	5.50	3/15/11	485,000		504,864
Comcast,
Gtd. Notes	6.30	11/15/17	425,000		450,539
Cox Communications,
Notes	6.25	6/1/18	405,000	[b]	401,029
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	25,000	[a,b]	24,906
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	310,000	[b]	303,025
DirecTV Holdings Financing,
Gtd. Notes	7.63	5/15/16	335,000		327,462
Echostar DBS,
Gtd. Notes	7.75	5/31/15	505,000		483,537
News America Holdings,
Gtd. Debs.	7.70	10/30/25	425,000		401,328
News America,
Gtd. Notes	6.15	3/1/37	460,000		391,319
News America,
Gtd. Notes	6.65	11/15/37	355,000		320,282
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	670,000		648,075
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	440,000		440,066
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	535,000		558,177
Time Warner,
Gtd. Notes	5.88	11/15/16	900,000		888,266
					6,407,431
Mining—.9%
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	155,000		172,447
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	325,000		327,898
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	395,000		397,828
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	35,000	[b]	36,708

The Portfolio 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Mining (continued)
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	265,000	[b]	285,314
					1,220,195
Oil & Gas—2.7%
Amerada Hess,
Sr. Unscd. Notes	6.65	8/15/11	450,000		479,186
Anadarko Petroleum,
Sr. Unscd. Notes	8.70	3/15/19	295,000		331,020
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	90,000		85,725
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	690,000		698,625
Husky Energy,
Sr. Unscd. Notes	7.25	12/15/19	310,000		339,326
Marathon Oil,
Sr. Unscd. Notes	7.50	2/15/19	175,000		191,335
Newfield Exploration,
Sr. Sub. Notes	7.13	5/15/18	85,000		77,669
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	450,000		445,013
Range Resouces,
Sr. Sub. Notes	8.00	5/15/19	470,000	[a]	464,712
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	295,000		308,361
Valero Energy,
Sr. Unscd. Notes	9.38	3/15/19	155,000		176,837
					3,597,809
Packaging & Containers—.8%
Ball,
Gtd. Notes	6.63	3/15/18	200,000		183,500
Ball,
Gtd. Notes	6.88	12/15/12	120,000		119,700
Crown Americas,
Gtd. Notes	7.63	11/15/13	325,000		318,500
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	300,000		288,000
Owens Brockway Glass Container,
Gtd. Notes	7.38	5/15/16	205,000	[b]	199,875
					1,109,575

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Paper & Paper Related—.4%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	145,000	[b]	136,300
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	345,000	[b]	336,375
					472,675
Pipelines—.9%
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	350,000		342,125
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	470,000		482,660
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	330,000		386,382
					1,211,167
Property & Casualty
Insurance—2.5%
Jackson National Life Global
Funding, Sr. Scd. Notes	5.38	5/8/13	270,000	[b]	260,126
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	305,000		249,337
Lincoln National,
Sr. Unscd. Notes	0.72	3/12/10	425,000	[c]	414,809
Lincoln National,
Jr. Sub. Cap. Secs.	6.05	4/20/67	1,050,000	[c]	677,250
MetLife,
Sr. Unscd. Notes	5.00	6/15/15	1,050,000		1,001,656
Nippon Life Insurance,
Notes	4.88	8/9/10	475,000	[b]	468,545
Prudential Financial,
Sr. Unscd. Notes	6.63	12/1/37	95,000		82,549
Willis North America,
Gtd. Notes	6.20	3/28/17	155,000		137,468
					3,291,740
Real Estate
Investment Trusts—3.8%
Arden Realty,
Sr. Unscd. Notes	5.25	3/1/15	350,000		331,944
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	470,000		423,354

The Portfolio 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate Investment
Trusts (continued)
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	210,000		176,659
Duke Realty,
Sr. Unscd. Notes	5.88	8/15/12	450,000		408,785
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	325,000		285,071
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	100,000		97,434
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	475,000		419,066
HRPT Properties Trust,
Sr. Unscd. Notes	1.22	3/16/11	238,000	[c]	207,369
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	100,000		81,397
Mack-Cali Realty,
Sr. Unscd. Notes	5.05	4/15/10	225,000		224,181
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	400,000		363,697
Mack-Cali Realty,
Sr. Unscd. Notes	5.80	1/15/16	400,000	[a]	347,318
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	435,000		343,054
Regency Centers,
Gtd. Notes	5.25	8/1/15	66,000		53,645
Regency Centers,
Gtd. Notes	5.88	6/15/17	120,000		97,361
Simon Property Group,
Sr. Unscd. Notes	5.00	3/1/12	354,000		353,105
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	150,000		152,503
WEA Finance,
Sr. Notes	7.13	4/15/18	435,000	[b]	404,376
WEA Finance,
Gtd. Notes	7.50	6/2/14	230,000	[b]	228,282
					4,998,601

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Residential Mortgage
Pass-Through Ctfs.—1.0%
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	26,036	[c]	25,121
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. M1	0.74	5/25/35	207,273	[c]	201,501
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	906,724	[c]	521,522
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	0.66	5/25/36	235,298	[c]	160,238
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2006-2, Cl. A4	6.10	6/12/46	530,000	[c]	437,001
					1,345,383
Retail—.4%
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	237,000		209,761
Staples,
Sr. Unscd. Notes	9.75	1/15/14	280,000	[a]	313,029
					522,790
State/Territory
Gen Oblg—2.7%
California
GO (Various Purpose)	7.50	4/1/34	225,000		207,488
California
GO (Various Purpose)	7.55	4/1/39	965,000		879,501
Delaware Housing Authority,
SFMR D-2, Revenue Bonds	5.80	7/1/16	340,000		351,696
Erie Tobacco Asset Securitization
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	400,000		304,016
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	1,365,000		911,247
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	600,000		449,580

The Portfolio 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
State/Territory
Gen Oblg (continued)
Tobacco Settlement Finance
Authority of West Virginia,
Tobacco Settlement
Asset-Backed Bonds	7.47	6/1/47	710,000		477,049
					3,580,577
Steel—.3%
Arcelormittal,
Sr. Scd. Notes	9.85	6/1/19	310,000		335,092
Telecommunications—2.4%
AT & T,
Sr. Unscd. Notes	5.60	5/15/18	355,000		357,535
AT & T,
Gtd. Notes	7.30	11/15/11	285,000	[a,c]	312,714
CC Holdings GS V,
Sr. Scd. Notes	7.75	5/1/17	625,000	[b]	612,500
Cisco Systems,
Notes	5.90	2/15/39	350,000		345,871
KPN,
Sr. Unscd. Notes	8.00	10/1/10	115,000		120,703
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	240,000		231,984
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	180,000		183,837
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	250,000		273,278
Verizon Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	645,000	[b]	685,441
					3,123,863
Textiles & Apparel—.3%
Mohawk Industries,
Sr. Unscd. Notes	6.25	1/15/11	400,000	[c]	389,070
Transportation—.1%
Norfolk Southern,
Sr. Unscd. Notes	5.75	4/1/18	85,000		87,057

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed—42.1%
Federal Home Loan Mortgage Corp.:
4.00%	1,995,000 [e,f]	1,929,851
4.50%	6,490,000 [e,f]	6,461,606
5.00%	420,000 [e,f]	434,241
5.50%	3,250,000 [e,f]	3,355,118
3.50%, 9/1/10	107,213 [f]	107,912
5.00%, 12/1/35—6/1/37	2,633,289 [f]	2,689,143
Multiclass Mortgage
Participation Ctfs., Ser. 2586,
Cl. WE, 4.00%, 12/15/32	466,649 [f,g]	461,768
Multiclass Mortgage Participation Ctfs.
(Interest Only), Ser. 2764,
Cl. IT, 5.00%, 6/15/27	5,699,715 [f,g]	246,791
Federal National Mortgage Association:
4.00%	4,675,000 [e,f]	4,534,020
4.50%	3,980,000 [e,f]	3,972,538
5.00%	7,075,000 [e,f]	7,220,570
4.00%, 5/1/10	435,009 [f]	438,955
Bonds, Ser. 1 4.75%, 11/19/12	641,000 [f]	697,673
5.00%, 11/1/20—2/1/39	4,788,971 [f]	4,961,527
Notes, 5.25%, 9/15/16	470,000 [f]	518,846
5.50%, 9/1/34—6/1/38	3,147,433 [f]	3,254,816
6.00%, 9/1/22—5/1/39	7,476,236 [f]	7,864,622
7.00%, 6/1/29—9/1/29	76,810 [f]	84,359
Government National Mortgage Association I:
5.50%, 4/15/33—3/15/34	2,179,929	2,264,975
Ser. 2007-46, Cl. A, 3.14%, 11/16/29	375,672	377,792
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	617,089	628,924
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	422,338	432,075
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	699,195	715,232
Ser. 2006-55, Cl. A, 4.25%, 7/16/29	782,941	804,077
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	393,451	402,449
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	692,983	705,013
Government National Mortgage Association II
7.00%, 9/20/28—7/20/29	13,830	15,047
		55,579,940

The Portfolio 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Securities—5.6%
U.S. Treasury Bonds;
4.25%, 5/15/39			2,046,000	2,025,853
U.S. Treasury Notes:
2.50%, 3/31/13			245,000 [a]	249,517
4.75%, 8/15/17			540,000	592,144
4.88%, 4/30/11			1,972,000 [a]	2,108,809
4.88%, 5/31/11			1,350,000 [a]	1,447,454
U.S. Treasury Strip;
0.00%, 2/15/36			3,115,000	979,331
				7,403,108
Waste Management—.1%
Allied Waste North America,
Sr. Unscd. Notes	7.25	3/15/15	165,000	167,669
Total Bonds and Notes
(cost $153,029,843)				149,262,552

Short-Term Investments—6.2%
U.S. Treasury Bills:
0.08%, 7/9/09			7,000,000	6,999,881
0.08%, 8/6/09			600,000	599,919
0.16%, 7/16/09			535,000 [h]	534,979
Total Short-Term Investments
(cost $8,134,799)				8,134,779

Other Investment—1.2%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,507,000)			1,507,000 [i]	1,507,000

Investment of Cash Collateral
for Securities Loaned—5.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,453,781)	7,453,781 [i]	7,453,781
Total Investments (cost $170,125,423)	126.0%	166,358,112
Liabilities, Less Cash and Receivables	(26.0%)	(34,305,545)
Net Assets	100.0%	132,052,567

a All or a portion of these securities are on loan. At June 30, 2009, the total market value of the portfolio’s securities on loan is $7,093,377 and the total market value of the collateral held by the portfolio is $7,453,781.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, these securities amounted to $14,976,704 or 11.3% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
e Purchased on a forward commitment basis.
f On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
g Notional face amount shown.
h All or partially held by a broker as collateral for open financial futures positions.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
U.S. Government & Agencies	47.7	State/Government General Obligations	2.7
Corporate Bonds	45.4	Foreign/Governmental	1.1
Asset/Mortgage-Backed	16.1
Short-Term/Money Market Investments	13.0		126.0

† Based on net assets.
See notes to financial statements.

The Portfolio 25

STATEMENT OF FINANCIAL FUTURES
June 30, 2009 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 6/30/2009 ($)
Financial Futures Long
U.S. Treasury 2 year Notes	15	3,243,281	September 2009	19,453
U.S. Treasury 5 year Notes	138	15,831,188	September 2009	248,367
U.S. Treasury Bonds	7	828,516	September 2009	(4,266)
Financial Futures Short
U.S. Treasury 10 year Notes	205	(23,834,453)	September 2009	(388,226)
Gross Unrealized Appreciation				267,820
Gross Unrealized Depreciation				(392,492)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
June 30, 2009 (Unaudited)

		Face Amount
		Covered by
	Contracts	Contracts ($)		Value ($)
Call Options:
2-Year USD LIBOR-BBA,
July 2009 @ 1.24	63,930	6,393,000	a	(2,235)
5-Year USD LIBOR-BBA,
July 2009 @ 3.515	26,020	2,602,000	a	(67,564)
10-Year USD LIBOR-BBA,
July 2009 @ 3.715	26,450	2,645,000	a	(47,825)
Federal National Mortgage Corp.,
July 2009 @ 100.312	38,260	3,826,000	a,b	(7,648)
Federal National Mortgage Corp.,
August 2009 @ 100	26,320	2,632,000	a,b	(24,693)
U.S. Treasury 10 Year Notes,
July 2009 @ 117.5	11,000	1,100,000	a	(7,563)
Put Options:
2-Year USD LIBOR-BBA,
July 2009 @ 1.54	63,930	6,393,000	a	(19,748)
5-Year USD LIBOR-BBA,
July 2009 @ 3.515	26,020	2,602,000	a	(681)
10-Year USD LIBOR-BBA,
July 2009 @ 3.715	26,450	2,645,000	a	(64,444)
Federal National Mortgage Corp.,
July 2009 @ 101.312	26,320	2,632,000	a,b	(71,011)
Federal National Mortgage Corp.,
August 2009 @ 100	38,260	3,826,000	a,b	(43,604)
U.S. Treasury 10 Year Notes,
July 2009 @ 113	11,000	1,100,000	a	(3,266)
(Premiums received $337,409)				(360,282)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
b On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.

See notes to financial statements.

The Portfolio 27

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at 7,093,377)—Note 1(c):
Unaffiliated issuers	161,164,642	157,397,331
Affiliated issuers	8,960,781	8,960,781
Cash		349,157
Receivable for investment securities sold		1,558,571
Dividends and interest receivable		1,334,904
Receivable for shares of Beneficial Interest subscribed		19,391
Receivable for futures variation margin—Note 4		14,984
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		4,543
Prepaid expenses		2,312
		169,641,974
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		95,499
Payable for investment securities purchased		29,440,904
Liability for securities on loan—Note 1(c)		7,453,781
Outstanding options written, at value (premiums received
$337,409)—see Statement of Options Written—Note 4		360,282
Payable for shares of Beneficial Interest redeemed		105,749
Other liabilities		86,264
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		19,698
Accrued expenses		27,230
		37,589,407
Net Assets ($)		132,052,567
Composition of Net Assets ($):
Paid-in capital		150,469,767
Accumulated undistributed investment income—net		2,651,601
Accumulated net realized gain (loss) on investments		(17,139,282)
Accumulated net unrealized appreciation (depreciation) on investments, options, swap transactions and foreign currency transactions [including
($124,672) net unrealized (depreciation) on financial futures]		(3,929,519)
Net Assets ($)		132,052,567

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	100,731,055	31,321,512
Shares Outstanding	9,662,741	3,015,743
Net Asset Value Per Share ($)	10.42	10.39

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Interest	3,497,154
Dividends;
Affiliated issuers	4,311
Income from securities lending	25,969
Total Income	3,527,434
Expenses:
Investment advisory fee—Note 3(a)	412,249
Distribution fees—Note 3(b)	38,614
Professional fees	20,674
Custodian fees—Note 3(b)	15,664
Trustees’ fees and expenses—Note 3(c)	7,862
Prospectus and shareholders’ reports	7,409
Shareholder servicing costs—Note 3(b)	2,851
Registration fees	386
Loan commitment fees—Note 2	247
Miscellaneous	33,317
Total Expenses	539,273
Less—reduction in fees due to
earnings credits—Note 1(c)	(40)
Net Expenses	539,233
Investment Income—Net	2,988,201
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,693,814)
Net realized gain (loss) on options transactions	234,161
Net realized gain (loss) on financial futures	535,370
Net realized gain (loss) on swap transactions	71,268
Net realized gain (loss) on forward foreign currency exchange contracts	37,558
Net Realized Gain (Loss)	(3,815,457)
Net unrealized appreciation (depreciation) on investments, options transactions, financial futures, swap transactions and foreign currency transactions [including
($14,476) net unrealized (depreciation) on options transactions, ($518,719)
net unrealized (depreciation) on financial futures, ($75,672) net unrealized
(depreciation) on swap transactions and $108,794 net unrealized
appreciation on forward foreign currency exchange contracts]	7,748,360
Net Realized and Unrealized Gain (Loss) on Investments	3,932,903
Net Increase in Net Assets Resulting from Operations	6,921,104

See notes to financial statements.

The Portfolio 29

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	2,988,201	7,490,855
Net realized gain (loss) on investments	(3,815,457)	(5,200,163)
Net unrealized appreciation
(depreciation) on investments	7,748,360	(9,604,838)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,921,104	(7,314,146)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,338,715)	(5,919,879)
Service Shares	(718,704)	(1,871,739)
Total Dividends	(3,057,419)	(7,791,618)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	7,968,863	25,752,879
Service Shares	1,215,138	3,256,252
Dividends reinvested:
Initial Shares	2,338,715	5,919,879
Service Shares	718,704	1,871,739
Cost of shares redeemed:
Initial Shares	(12,923,386)	(40,317,390)
Service Shares	(4,630,251)	(12,357,851)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,312,217)	(15,874,792)
Total Increase (Decrease) in Net Assets	(1,448,532)	(30,980,556)
Net Assets ($):
Beginning of Period	133,501,099	164,481,655
End of Period	132,052,567	133,501,099
Undistributed investment income—net	2,651,601	2,720,819

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Capital Share Transactions:
Initial Shares
Shares sold	787,925	2,357,886
Shares issued for dividends reinvested	233,650	555,105
Shares redeemed	(1,290,813)	(3,851,873)
Net Increase (Decrease) in Shares Outstanding	(269,238)	(938,882)
Service Shares
Shares sold	120,939	303,256
Shares issued for dividends reinvested	72,039	175,960
Shares redeemed	(464,094)	(1,181,461)
Net Increase (Decrease) in Shares Outstanding	(271,116)	(702,245)

See notes to financial statements.

The Portfolio 31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The portfolio’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the portfolio’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Initial Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	10.11	11.08	11.25	11.29	11.42	11.50
Investment Operations:
Investment income—net[a]	.24	.51	.53	.49	.39	.37
Net realized and unrealized
gain (loss) on investments	.31	(.96)	(.16)	(.02)	(.11)	.01
Total from Investment Operations	.55	(.45)	.37	.47	.28	.38
Distributions:
Dividends from
investment income—net	(.24)	(.52)	(.54)	(.51)	(.41)	(.46)
Net asset value, end of period	10.42	10.11	11.08	11.25	11.29	11.42
Total Return (%)	5.59[b]	(4.18)	3.54	4.23	2.48	3.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77[c]	.76	.77	.75	.75	.74
Ratio of net expenses
to average net assets	.77[c,d]	.76[d]	.72	.63	.60	.74
Ratio of net investment income
to average net assets	4.63[c]	4.71	4.78	4.43	3.45	3.30
Portfolio Turnover Rate[e]	162.36[b]	391.87	446.13	507.83	504.21	819.75
Net Assets, end of period
($ x 1,000)	100,731	100,396	120,446	145,490	158,999	171,424

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2009,
December 31, 2008, 2007, 2006, 2005, 2004 were 63.59%, 142.10%, 219.54%, 262.26%, 393.37% and
761.92%, respectively.

See notes to financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Service Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	10.07	11.04	11.21	11.25	11.38	11.48
Investment Operations:
Investment income—net[a]	.22	.48	.51	.46	.36	.35
Net realized and unrealized
gain (loss) on investments	.33	(.96)	(.17)	(.02)	(.11)	(.01)
Total from Investment Operations	.55	(.48)	.34	.44	.25	.34
Distributions:
Dividends from
investment income—net	(.23)	(.49)	(.51)	(.48)	(.38)	(.44)
Net asset value, end of period	10.39	10.07	11.04	11.21	11.25	11.38
Total Return (%)	5.49[b]	(4.46)	3.31	3.90	2.26	3.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01[c]	1.01	1.02	1.00	.99	.99
Ratio of net expenses
to average net assets	1.01[c,d]	1.01[d]	.97	.88	.84	.99
Ratio of net investment income
to average net assets	4.53[c]	4.46	4.51	4.17	3.21	3.06
Portfolio Turnover Rate[e]	162.36[b]	391.87	446.13	507.83	504.21	819.75
Net Assets, end of period
($ x 1,000)	31,322	33,105	44,035	41,363	47,757	55,585

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2009,
December 31, 2008, 2007, 2006, 2005, 2004 were 63.59%, 142.10%, 219.54%, 262.26%, 393.37% and
761.92%, respectively.

See notes to financial statements.

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Quality Bond Portfolio (the “portfolio”).The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the portfolio’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio’s securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, not valued by a pricing service approved by the Board of Trustees, or determined by the portfolio not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuers and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The portfolio adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the portfolio’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the portfolio’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
U.S. Treasury Securities	—	15,537,887	—	15,537,887
Asset-Backed	—	6,356,561	—	6,356,561
Corporate Bonds	—	60,051,832	—	60,051,832
Foreign Government	—	1,484,099	—	1,484,099
Municipal Bonds	—	3,580,577	—	3,580,577
U.S. Government
Agencies/
Mortgage-Backed	—	55,579,940	—	55,579,940
Residential
Mortgage-Backed	—	1,345,383	—	1,345,383
Commercial
Mortgage-Backed	—	13,461,051	—	13,461,051
Mutual Funds	8,960,781	—	—	8,960,781
Other Financial
Instruments†	267,820	4,543		272,363
Liabilities ($)
Other Financial
Instruments†	(550,277)	(222,195)		(772,472)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

The Portfolio 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has arrangements with the custodian and cash management bank whereby the portfolio may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009, The Bank of New York Mellon earned $13,983 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On June 30, 2009, the Board of Trustees declared a cash dividend of $.043 and $.041 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on July 1, 2009 (ex-dividend date) to shareholders of record as of the close of business on June 30, 2009.

The Portfolio 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the portfolio did not have any liabilities for any uncertain tax positions.The portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the portfolio did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The portfolio has an unused capital loss carryover of $11,094,953 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $3,171,594 of the carryover expires in fiscal 2012, $61,980 expires in fiscal 2013, $1,624,385 expires in fiscal 2014, $1,707,613 expires in fiscal 2015 and $4,529,381 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income $7,791,618. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms BNYM Facility limits the amount of individual fund borrow-

ings. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. During the period ended June 30, 2009, the portfolio did not borrow under the BNYM Facility.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .65% of the value of the portfolio’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2009, Service shares were charged $38,614 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $325 pursuant to the transfer agency agreement.

The portfolio compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to portfolio subscriptions and redemptions. During the

The Portfolio 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

period ended June 30, 2009, the portfolio was charged $40 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The portfolio also compensates The Bank of NewYork Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2009, the portfolio was charged $15,664 pursuant to the custody agreement.

During the period ended June 30, 2009, the portfolio was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $69,792, Rule 12b-1 distribution plan fees $6,367, custodian fees $17,586, chief compliance officer fees $1,670 and transfer agency per account fees $84.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward contracts, options transactions and swap transactions, during the period ended June 30, 2009, amounted to $244,582,145 and $259,430,326, respectively, of which $148,791,566 in purchases and $149,251,521 in sales were from mortgage dollar roll transactions.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative

agreements.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

Fair value of derivative instruments as of June 30, 2009:

	Statement of		Statement of
	Assets and		Assets and
	Liabilities	Derivative	Liabilities	Derivative
Derivatives	Location	Assets ($)	Location	Liabilities ($)
Interest rate	Receivables, Net	267,820†	Payables,	(752,774)††
contracts	Assets—Unrealized		Net Assets—
	appreciation		Unrealized
depreciation
Foreign exchange	Receivables	4,543	Payables	(19,698)
contracts
Gross fair value of
derivatives contracts		272,363		(772,472)

†	Includes cumulative appreciation/depreciation of futures contracts as reported on the Statement of
Financial Futures, but only the unpaid variation margin is reported within the Statement of
Assets and Liabilities.

††	Amount shown for options is value ($).

The effect of derivative instruments in the Statement of Operations during the period ended June 30, 2009 is shown below:

Amount of realized gain or (loss) on derivatives ($)

			Foreign
			Currency
Derivatives	Options†	Futures	Contracts	Swaps	Total
Interest rate
contracts	234,161	535,370	—	—	769,531
Foreign exchange
contracts	—	—	37,558	—	37,558
Credit contracts	—	—	—	71,268	71,268
Total	234,161	535,370	37,558	71,268	878,357

The Portfolio 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

                            Change in unrealized appreciation or (depreciation) on derivatives ($)

			Foreign
			Currency
Derivatives	Options†	Futures	Contracts	Swaps	Total
Interest rate contracts	(14,476)	(518,719)	—	—	(533,195)
Foreign exchange
contracts	—	—	108,794	—	108,794
Credit contracts	—	—	—	(75,672)	(75,672)
Total	(14,476)	(518,719)	108,794	(75,672) (500,073)

† Amount shown for options is change in value ($).

During the period ended June 30, 2009, the average notional value of interest rate contracts was $23,489,312 which represented 18.4% of average net assets.The average notional value of foreign exchange contracts was $3,100,048, which represented 2.4% of average net assets. The average notional value of credit contracts was $280,000, which represented .2% of average net assets.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the portfolio to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objectives, the portfolio is exposed to market risk (including equity price risk, interest rate risk and foreign currency exchange risk) as a result of changes in value of underlying financial instruments.The portfolio may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the settlement price established by the Board of Trade or exchange upon which they are traded.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.When the contracts are closed, the portfolio recognizes a realized gain or loss.There is minimal counterparty credit risk to the portfolio with futures since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at June 30, 2009, are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The portfolio may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the portfolio intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument increases between those dates.

The Portfolio 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument decreases between those dates.As a writer of an option, the portfolio may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the portfolio. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended June 30, 2009:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
December 31, 2008	6,600,000	95,447
Contracts written	130,072,000	1,042,371
Contracts terminated:
Contracts closed	55,909,000	435,849	516,947	(81,098)
Contracts expired	42,367,000	364,560	—	364,560
Total contracts terminated	98,276,000	800,409	516,947	283,462
Contracts Outstanding
December 31, 2008	38,396,000	337,409

Forward Foreign Currency Exchange Contracts: The portfolio may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the portfolio would incur a loss if the value of the contracts increases between the date the forward contracts are opened and the date the forward contracts are closed.The portfolio realizes a gain if the value of the contracts decreases between those dates.With respect to purchases of forward contracts, the portfolio would incur a loss if the value of the contracts decreases between the date the forward contracts are opened and the date the forward contracts are closed.The portfolio realizes a gain if the value of the contracts increases between those dates.The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward contracts at June 30, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Argentine Peso,
expiring 7/31/2009	2,412,000	624,062	624,563	501
Brazilian Real,
expiring 7/31/2009	1,286,000	654,153	652,306	(1,847)
Canadian Dollar,
expiring 7/24/2009	760,000	665,266	653,473	(11,793)
Columbian Peso,
expiring
7/31/2009	1,456,830,000	672,901	675,858	2,957
Euro
expiring 7/24/2009	310,000	435,748	434,900	(848)
British Pound,
expiring 7/24/2009	400,000	662,700	658,071	(4,629)
South Korean Won,
expiring
7/24/2009	843,360,000	661,978	663,002	1,024

The Portfolio 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Russian Ruble,
expiring
7/31/2009	19,984,000	635,866	635,927	61
Thai Bhat,
expiring
7/31/2009	22,470,000	659,699	659,118	(581)
Gross Unrealized
Appreciation				4,543
Gross Unrealized
Depreciation				(19,698)

Swaps:The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The portfolio enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the portfolio, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions. At June 30, 2009, there were no open swap contracts.

At June 30, 2009, accumulated net unrealized depreciation on investments was $3,767,311, consisting of $2,935,207 gross unrealized appreciation and $6,702,518 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Portfolio 49

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of A-rated corporate debt funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all A-rated corporate debt funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the third quartile of the Performance Group and Performance Universe for the one-, two-, three-, four-, five- and ten-year periods ended December 31, 2008.The Board further noted that the fund’s yield generally ranked in the second or third quartile of the Performance Group and Performance Universe for the last ten calendar years. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board observed that new portfolio managers were assigned to the fund in July 2008 and that it was too soon to effectively evaluate their performance.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The fund’s management fees were in the fourth quartile of the Expense Group and Expense Universe.The fund’s total expense ratio was in the fourth quartile of the Expense Group and the third quartile of the Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs

The Portfolio 51

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board noted Dreyfus’ efforts to improve the fund’s returns including the appointment of new portfolio managers.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Portfolio 53

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	August 12, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)